UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTRALINKS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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150 EAST 42ND STREET
NEW YORK, NEW YORK 10017

June 1, 2012

Dear Stockholder:

On behalf of the Board of Directors of IntraLinks Holdings, Inc. (“IntraLinks”, the “Company” or “we”), you are cordially invited to attend IntraLinks’ 2012 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Thursday, July 19, 2012, at 8:30 a.m. EST, at the offices of Goodwin Procter LLP located at Exchange Place, Boston, MA 02109.

At the Annual Meeting, stockholders will be asked to vote on the matters described in the accompanying Notice of 2012 Annual Meeting of Stockholders and proxy statement.

Included with this proxy statement is a copy of IntraLinks’ Annual Report on Form 10-K for fiscal year 2011. I encourage you to read this report as it contains important information about our business and operations, as well as our audited financial statements.

We hope that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, or follow the Internet voting instructions on your proxy card. Sending in your proxy or voting by Internet will not prevent you from voting in person at the Annual Meeting. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,
Ronald W. Hovsepian President & Chief Executive Officer

150 EAST 42ND STREET

NEW YORK, NEW YORK 10017

NOTICE OF THE 2012 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Date and Time:	Thursday, July 19, 2012, 8:30 a.m. EST
Place:	Goodwin Procter LLP Exchange Place Boston, MA 02109
Items of Business:	(1) Elect three (3) Class II directors to hold office until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
(2) Hold an advisory vote on the compensation of our named executive officers;
(3) Approve an amendment and restatement of the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan;
(4) Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for our 2012 fiscal year; and
(5) Transact such other business as may properly be brought before the meeting.
The proposal for the election of directors relates solely to the election of three (3) Class II directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder.
Record Date:	Stockholders of record as of the close of business on May 30, 2012 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.
Voting:	Your vote is very important. We encourage you to read the proxy statement and vote your shares. Whether or not you plan to attend the meeting, please submit a proxy so that your shares can be represented at the meeting. You can submit your proxy by mail (please complete, sign, date and return the accompanying proxy card in the enclosed return envelope), or you can vote by Internet (follow the instructions on your proxy card).

By Order of the Board of Directors

Scott N. Semel Executive Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2012:

This Proxy Statement and the accompanying Annual Report are available at
www.intralinks.com/proxy

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INTERNET VOTING INSTRUCTIONS ON YOUR PROXY CARD. IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

IN ACCORDANCE WITH OUR SECURITY PROCEDURES, ALL PERSONS ATTENDING THE ANNUAL MEETING WILL BE REQUIRED TO PRESENT PICTURE IDENTIFICATION.

2012 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

150 EAST 42ND STREET
NEW YORK, NEW YORK 10017

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on July 19, 2012

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2012 Annual Meeting of Stockholders of IntraLinks Holdings, Inc. (the “Annual Meeting”) and any adjournment of that meeting. The Annual Meeting will be held on Thursday, July 19, 2012, beginning at 8:30 a.m., EST, at the offices of Goodwin Procter LLP located at Exchange Place, Boston, MA 02109. An annual report to stockholders, containing financial statements for the fiscal year ended December 31, 2011, is being mailed together with this proxy statement to all stockholders entitled to vote at the Annual Meeting. This proxy statement and the form of proxy are expected to be first mailed to stockholders on or about June 1, 2012. Unless the context otherwise requires, references in this proxy statement to “the Company,” “we,” “us” or “our” refer to IntraLinks Holdings, Inc. and its subsidiaries.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who May Vote

Only holders of the Company’s common stock, par value $0.001 per share (“Common Shares”), outstanding at the close of business on May 30, 2012, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on April 16, 2012, we had 54,814,851 shares of common stock outstanding and no shares of preferred stock outstanding. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

Quorum

The presence, in person or by proxy, of at least a majority of the shares entitled to vote on the record date will constitute a quorum. Abstentions and broker non-votes, and, with respect to the election of directors, “withhold authority” votes, are counted for the purpose of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Votes Required to Approve Matters Presented at the Annual Meeting

The required vote varies by proposal as follows:

•	Proposal No. 1 (Election of Directors) — The three nominees receiving the highest number of affirmative votes of shares of common stock present at the Annual Meeting, either in person or by proxy, will be elected as directors to serve until our 2015 annual meeting of stockholders or until their successors are duly elected and qualified. Broker non-votes will be disregarded and have no effect on the outcome of the vote.
•	Proposal No. 2 (The advisory vote on executive compensation) — The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal. Broker non-votes are not considered voted for the proposal and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

•	Proposal No. 3 (The approval of the Amended and Restated IntraLinks Holdings, Inc. 2010 Equity Incentive Plan) — Approval of the Amended and Restated IntraLinks Holdings, Inc. 2010 Equity Incentive Plan requires the favorable vote of a majority of the outstanding Common Shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the approval, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
•	Proposal No. 4 (Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2012) — The ratification of the appointment of independent accountants requires the favorable vote a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal. The ratification of the appointment of PricewaterhouseCoopers LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

How to Vote Your Shares

YOUR VOTE IS IMPORTANT.  Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Whether or not you expect to attend the meeting, please take the time to vote your proxy. To vote by proxy, you should sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope, or follow the Internet voting instructions on your proxy card.

The persons named as attorneys-in-fact in the proxies, Ronald W. Hovsepian, Anthony Plesner and Scott N. Semel, were selected by the Board of Directors and are officers of the Company. All shares represented by a valid proxy received prior to the meeting will be voted, and, if you provide specific instructions, your shares will be voted as you instruct. If you properly sign your proxy card with no further instructions and it is timely received by us, your shares will be voted:

•	FOR each of the nominees for the Board of Directors (Proposal No. 1);
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2);
•	FOR the amendment and restatement of the IntraLinks Holdings, Inc 2010 Equity Incentive Plan (Proposal No. 3); and
•	FOR the ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2012 (Proposal No. 4); and
•	In the discretion of the proxy holders with respect to any other matters that properly come before the meeting.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If your shares are held beneficially in “street” name through a nominee such as a brokerage firm, financial institution or other holder of record, your shares must be voted through that firm, institution or holder. You may provide your voting instructions to your nominee by telephone or Internet, as well as by mail, if your brokerage firm or financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee with your proxy materials. If you hold your shares in street name and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on the particular matter. Under the applicable rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal No. 4, but do not have the discretion to vote on non-routine matters such as Proposals Nos. 1, 2 and 3. Thus, if you hold your shares in street name and you do not instruct your broker or nominee how to vote on Proposals Nos. 1, 2 and 3, no votes will be cast on your behalf and, therefore, there may be broker non-votes on those proposals. Your broker or nominee will, however, continue to have discretion to vote any uninstructed shares on Proposal No. 4, as that proposal is considered a routine matter under applicable rules. Therefore, no broker non-votes are expected to exist in connection with Proposal No. 4.

Even if you have given your proxy, you still may vote in person if you attend the meeting. Please note, however, that if your shares are held beneficially through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

Revocability of Proxies

You may revoke or change a previously delivered proxy at any time before the meeting by delivering a written notice of revocation or another proxy with a later date through the Internet or in writing to our Corporate Secretary at our headquarters at 150 East 42nd Street, 8th Floor, New York, New York 10017. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

Board Voting Recommendations

The Board of Directors unanimously recommends that you vote your shares as follows:

•	FOR each of the nominees to the Board of Directors (Proposal No. 1);
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2);
•	FOR the amendment and restatement of the IntraLinks Holdings, Inc 2010 Equity Incentive Plan (Proposal No. 3); and
•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2012 (Proposal No. 4).

If You Plan to Attend the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact our Investor Relations Department by calling (212) 342-7690 or through an e-mail request to droy@intralinks.com for directions to the Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

If You Receive More Than One Proxy Card

If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your Common Shares are voted, please sign, date and return the proxy card for each account, or follow the Internet voting instructions on your proxy card for each account. You should vote all of your shares of common stock.

Availability of Proxy Statement and Annual Report on Form 10-K

Our proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available on our website at www.intralinks.com/proxy. We have provided herewith, to each stockholder of record as of May 30, 2012, a copy of our Consolidated Financial Statements and related information included with our Annual Report on Form 10-K for fiscal year 2011. We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for fiscal year 2011, including the Consolidated Financial Statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: IntraLinks Holdings, Inc., 150 East 42nd Street, 8th Floor, New York, New York, Attention: Investor Relations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of April 16, 2012 by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding shares of our capital stock;
•	each of our directors;
•	each of our executive officers; and
•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with Securities and Exchange Commission (“SEC”) rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, a person is deemed to be a beneficial owner of our common stock if that person has a right to acquire ownership within 60 days of April 16, 2012 by the exercise of vested options. A person is also deemed to be a beneficial holder of our common stock if that person has or shares voting power, which includes the power to vote or direct the voting of our common stock, or investment power, which includes the power to dispose of or to direct the disposition of such capital stock. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Percentage of beneficial ownership in the table below is based on 54,814,851 shares of common stock deemed to be outstanding as of April 16, 2012.

Unless indicated below, the address of each individual listed below is c/o IntraLinks Holdings, Inc., 150 East 42nd Street, 8th Floor, New York, New York 10017.

Name and Address of Beneficial Owner	Number	Percent
Stockholders owning approximately 5% or more
Entities affiliated with TA Associates, L.P.(1)	9,358,834	17.1%
Entities affiliated with Rho Capital Partners, Inc.(2)	7,908,012	14.4%
Entities affiliated with Goldman Sachs Asset Management(3)	5,352,278	9.8%
Persons and entity affiliated with Discover Group(4)	3,168,057	5.8%
Frontier Capital Management Co., LLC(5)	2,877,940	5.3%
Executive Officers and Directors
Ronald W. Hovsepian	500,000	*
Anthony Plesner(6)	274,542	*
Brian J. Conway(7)	9,364,902	17.1%
Peter Gyenes	144,194	*
Thomas Hale	46,068	*
Habib Kairouz(8)	7,914,080	14.4%
Robert C. McBride	106,068	*
J. Chris Scalet	12,715	*
Patrick J. Wack, Jr.(9)	191,153	*
All executive officers and directors as a group (9 persons)	18,553,722	33.7%

*	Indicates beneficial ownership of less than one percent.
(1)	Includes (i) 7,071,967 shares held by TA X, L.P., (ii) 1,616,563 shares held by TA Atlantic and Pacific V L.P., (iii) 175,885 shares held by TA Strategic Partners Fund II L.P., (iv) 6,161 shares held by TA Strategic Partners Fund II-A L.P., (v) 148,326 shares held by TA Investors II L.P. and (vi) 339,932 shares held by TA Subordinated Debt Fund II, L.P. These stockholders are affiliated with TA Associates, L.P. Mr. Conway, one of our directors and a Managing Director at TA Associates, L.P. disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest therein. The address of record for the above entities is c/o TA Associates, L.P., John Hancock Tower, 200 Clarendon Street, 56th Floor, Boston, MA 02116. With respect to the ownership information relating to stockholders affiliated with TA Associates, L.P, we have relied on information supplied by TA Associates, L.P. on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 and subsequent information provided to the Company.

(2)	Includes (i) 583,746 shares held by Rho Ventures IV, L.P., (ii) 1,432,203 shares held by Rho Ventures IV Gmbh & Co. Beteiligungs KG, (iii) 1,374,283 shares held by Rho Ventures IV (Q.P.), L.P., (iv) 1,271,901 shares held by Rho Ventures IV Holdings, LLC, (v) 2,331,051 shares held by Rho Ventures III Holdings, LLC, (vi) 457,416 shares held by Rho Venture Partners Holdings, LLC and (vii) 457,412 shares held by Rho Investment Partners Holdings, LLC. These stockholders are affiliated with Rho Capital Partners, Inc., the management company for Rho Ventures. Mr. Kairouz, one of our directors, is a managing member of the general partner of Rho Ventures IV, L.L.C. and Rho Capital Partners, LLC. As such, Mr. Kairouz may be deemed to share voting and investment power over the shares held by entities affiliated with Rho Capital Partners, Inc. and he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address of Rho Capital Partners, Inc. is Carnegie Hall Tower, 152 West 57th Street, 23rd Floor, New York, NY 10019. With respect to the ownership information relating to stockholders affiliated with Rho Capital Partners, Inc., we have relied on information supplied by Rho Capital Partners, Inc. on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on October 25, 2011 and subsequent information known to the Company.
(3)	Includes shares held by Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC. The address of these entities is c/o Goldman Sachs Asset Management, 200 West Street, York, NY 10282. With respect to the ownership information relating to stockholders affiliated with Goldman Sachs Asset Management, we have relied on information supplied by Goldman Sachs Asset Management on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2012.
(4)	All shares are beneficially held by each of Discovery Group I, LLC (“Discovery Group”), Daniel J. Donoghue and Michael R. Murphy. Messrs. Donoghue and Murphy are Managing Members of Discovery Group and various related entities. The address of the entity and persons referred to above is 191 North Wacker Drive, Suite 1685, Chicago, Illinois 60606. With respect to the ownership information relating to the stockholders affiliated with Discovery Group, we have related on information supplied by Discovery Group on a Schedule 13D filed with the Securities and Exchange Commission on December 12, 2011.
(5)	The address of the entity named above is 99 Summer Street, Boston, MA 02110. With respect to the ownership information relating to Frontier Capital Management Co., LLC, we have relied on information supplied by Frontier Capital Management Co., LLC on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.
(6)	Shares for Mr. Plesner include 82,143 shares of common stock issuable upon exercise of options that were exercisable as of, or exercisable within 60 days of April 16, 2012.
(7)	Mr. Conway is a Managing Director of TA Associates, L.P. and may be considered to have beneficial ownership of TA Associates, L.P.’s interest in us. Mr. Conway disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. See Note 1 above.
(8)	Mr. Kairouz is a Managing Partner of Rho Ventures IV, L.L.C. and Rho Capital Partners, LLC. and may be deemed to share voting and investment power over the shares held by entities affiliated with Rho Ventures IV, L.L.C. and Rho Capital Partners, LLC. Mr. Kairouz disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. See Note 2 above.
(9)	Shares for Mr. Wack include 100,000 shares of common stock issuable upon exercise of options that were exercisable as of, or exercisable within 60 days of April 16, 2012.
(10)	This total includes 182,143 shares of common stock issuable upon the exercise of options that were exercisable as of, or within 60 days of, April 16, 2012, as described in Notes 6 and 9.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

The Board of Directors of the Company (the “Board” or the “Board of Directors” or “our board of directors”) currently consists of eight directors. Under our certificate of incorporation, the Board is divided into three classes, with each class being as nearly equal in number as possible. Generally, the directors of each class serve for a term of three years and until their respective successors have been duly elected and qualified, and the terms for the three classes are staggered so that the term of only one class expires each year.

At the Annual Meeting, we are proposing the election of three Class II directors to hold office until the annual meeting of stockholders to be held in 2015 and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee of our Board of Directors, the Board has nominated Habib Kairouz, Robert C. McBride and Patrick J. Wack, Jr., for election to the Board of Directors. The persons named in the proxy card as proxies will vote to elect each of the nominees, unless you vote against the election of one or more nominees or abstain from voting on the election of one or more nominees, in each case, by marking the proxy card to that effect. If any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for election of a substitute nominee designated by our Board of Directors, or the Board of Directors may reduce the number of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.

BOARD OF DIRECTORS

The following information is furnished with respect to each of our Directors, which information as of April 16, 2012. Information about the number of shares of common stock beneficially owned by each Director, directly and indirectly, appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.” The name, age and year in which the current term expires for each director is set forth below:

Name	Age	Position(s)	Term Expires at the Annual Meeting Held in the Year
Ronald W. Hovsepian	51	President, Chief Executive Officer and Director	2013
Patrick J. Wack, Jr.	43	Director, Chairman of the Board	2012
Brian J. Conway(1)(3)	52	Director	2013
Peter Gyenes(1)(2)(3)	65	Director	2013
Thomas Hale(2)	43	Director	2014
Habib Kairouz(1)(3)	45	Director	2012
Robert C. McBride(1)(2)	66	Director	2012
J. Chris Scalet	53	Director	2014

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

The following paragraphs provide information as of the date of this proxy statement about our directors. The information presented includes information about each of our director’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he should serve as a director.

Nominees for Class II Directors with Terms Expiring in 2012

Habib Kairouz has served as one of our directors since 2001. Mr. Kairouz is a Managing Partner of Rho Capital Partners, Inc., an investment and venture capital management company, which he joined in 1993. Prior to joining Rho, Mr. Kairouz worked for five years in investment banking and leveraged buyouts with Reich & Co. and Jesup & Lamont. Mr. Kairouz also serves on the board of directors of Bluefly, Inc. and ReachLocal, Inc., both companies presently listed on NASDAQ, and other private companies. In addition, Mr. Kairouz served on the board of directors of iVillage Inc., a NASDAQ-listed company, from 1998 until it was acquired in 2006 by NBC Universal. Mr. Kairouz holds an M.B.A. from Columbia University and a B.S. from Cornell University. We believe Mr. Kairouz’s qualifications to sit on our board of directors include his substantial experience in the development of technology companies, having served on the board of directors on various public and private companies. As a Managing Partner of Rho Capital Partners, Inc., one of our largest stockholders since 2001, Mr. Kairouz has been crucial to our success during his long tenure on our board of directors.

Robert C. McBride has served as one of our directors since June 2008. Mr. McBride served as the Chief Financial Officer of Iona Technologies, a public software and services company, from February 2006 until his retirement in February 2008. From June 2001 to September 2005, Mr. McBride was the Vice President and Chief Financial Officer of Ascential Software Corporation (“Ascential”), a public company and leading provider of enterprise data integration software, which was acquired by IBM in May 2005. Prior to that, Mr. McBride held a 17-year tenure at Data General Corporation (now part of EMC Corporation) during which he held various roles of increasing responsibility, including Vice President, Chief Administrative Officer, Corporate Controller and Corporate Treasurer, among other senior financial management positions. He served on the board of directors of Arbor Networks, a private U.S.-based network security products, services and solutions company, until its sale in 2010. Mr. McBride holds an M.B.A. from Washington University and a B.A. from Ohio Wesleyan University. Because of Mr. McBride’s over 35 year record of serving on the board of directors of several companies and his prior public company experience as Chief Financial Officer of Ascential, Iona Technologies and various other financial management positions with large software and technology companies, we believe Mr. McBride qualified to sit on our board of directors and is able to provide valuable input into our strategic and financial affairs, as well as other matters.

Patrick J. Wack, Jr. has served as one of our directors since March 2002 and has served as the Chairman of our board of directors since September 2007. Mr. Wack has served as a Venture Partner and independent consultant to Rho Capital Partners, Inc. since December 2008. Mr. Wack served as our President and Chief Executive Officer from March 2002 to August 2007, our Executive Vice President of Business Development from September 1999 to January 2002, and our Chief Operating Officer from July 1997 to September 1999. Prior to IntraLinks, Mr. Wack was a director and Chief Operating Officer of Professional Sports Care Management, Inc., a publicly-traded provider of outpatient physical therapy services. In addition to IntraLinks, Mr. Wack presently serves on the boards of directors of several private companies. Mr. Wack holds a B.S. from Princeton University. Because of Mr. Wack’s long history with us and strong leadership and management background, we believe he is ideally qualified to serve as our Chairman.

Class III Directors Whose Terms Expire in 2013

Ronald W. Hovsepian has served as one of our directors since December 2011. Mr. Hovsepian was appointed President, Chief Executive Officer and Director on December 15, 2011. Prior to joining us, Mr. Hovsepian most recently served as President and Chief Executive Officer of Novell, Inc. from 2006 until Novell’s acquisition by the Attachmate Group in April 2011. He joined Novell in 2003 as Executive Vice President and President, Worldwide Field Operations and served as President and Chief Operating Officer from 2005 until his appointment as Chief Executive Officer in 2006. Prior to his time at Novell, Mr. Hovsepian was a Managing Director with Bear Stearns Asset Management, a technology venture capital fund, from February to December 2002. From March 2000 to February 2002, Mr. Hovsepian served as Managing Director for Internet Capital Group, a venture capital firm. Prior to that, Mr. Hovsepian served in a number of executive positions with International Business Machines Corporation over approximately a 17-year period. Mr. Hovsepian is also Chairman of the Board of Directors of Ann Taylor Corporation and is a member of the Board of Directors of ANSYS, Inc. We believe Mr. Hovsepian’s qualifications to sit on our board of directors include his extensive experience as an executive in the technology field.

Brian J. Conway has served as one of our directors since June 2007. Mr. Conway is a Managing Director, the head of the Boston office technology group, and on the executive committee of TA Associates, L.P., a prominent growth private equity firm, which he joined in August 1984. Prior to his time at TA Associates, L.P., Mr. Conway worked in mergers and acquisitions and corporate finance for Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Conway holds an M.B.A. from Stanford University and a B.A. from Amherst College. As a Managing Director of TA Associates, L.P., our largest stockholder that acquired a controlling interest in June 2007, Mr. Conway has a thorough understanding of our business and industry and has been instrumental in our development. We believe that Mr. Conway is qualified to sit on our board of directors because he brings substantial investing experience in growth-oriented technology companies, having invested in and served on the board of directors of numerous public and private companies.

Peter Gyenes has served as one of our directors since March 2008. On October 27, 2011, the Board elected Mr. Gyenes as the Board’s Lead Independent Director. Mr. Gyenes has served as the non-executive Chairman of Sophos plc, a privately held global security software company, since May 2006. Mr. Gyenes served as Chairman and Chief Executive Officer of Ascential, a market leader in data integration software, and its predecessor companies VMark Software, Ardent Software and Informix from 1996 until it was acquired by IBM in May 2005. Mr. Gyenes also serves on the board of directors of RealPage, Inc., a provider of property management software, Pegasystems, Inc., a provider of business process management software and services, VistaPrint Limited, a global e-commerce provider of marketing services to small business, and Epicor Software Corporation, a provider of software solutions to the manufacturing, distribution, retail and services industries. In addition, Mr. Gyenes served on the board of directors of Lawson Software, Inc., a provider of enterprise applications software from 2006 to 2011, Applix, Inc., a business intelligence software company from 2000 to 2007, BladeLogic, Inc., a data center automation company, from 2006 to 2008, Netezza Corporation (“Netezza”), a provider of data warehouse appliances, from 2008 to 2010, and webMethods, Inc., an enterprise integration software business, from 2005 to 2007. Mr. Gyenes is also a trustee emeritus of the Massachusetts Technology Leadership Council. Mr. Gyenes holds an M.B.A. and a B.A. from Columbia University. We believe that Mr. Gyenes is qualified to sit on our board of directors because he brings over 40 years of experience in technology, sales, marketing, and general management within the computer systems and software industry in the Americas, Europe and Asia/Pacific. He currently serves and has served on the board of directors of public and private companies and has extensive experience with strategic acquisitions and divestitures, team building and corporate governance.

Class I Directors Whose Terms Expire in 2014

Thomas Hale has served as one of our directors since April 2008. Mr. Hale has served as the Chief Product Officer of Homeaway.com, Inc, a private software firm, since July 2010. Mr. Hale has served as the Chief Product Officer of Linden Lab, a private software firm, from October 2008 to June 2010. Mr. Hale served as an Entrepreneur in Residence at Redpoint Ventures, a venture capital firm, from December 2007 to October 2008. Mr. Hale was Senior Vice President/General Manager of the Knowledge Worker business unit, of Adobe, Inc. (“Adobe”), a software firm, where he was in charge of strategy and execution for core Adobe franchises like Adobe Acrobat and Acrobat Connect Professional, a flash-based web conferencing solution, from October 2005 to October 2007. From April 1995 to October 2005, Mr. Hale was Senior Vice President/General Manager of the communications, publishing and training division at Macromedia, Inc. (“Macromedia”), which was later acquired by Adobe, where he led the company into the web collaboration market with its first Software as a Service offering. Mr. Hale holds a B.A. from Harvard University. In addition, at Macromedia, Mr. Hale served as an executive officer where he participated in the operations, governance, and administration of a public company of a similar scale to us. In addition, during his tenure at Redpoint Ventures, Mr. Hale engaged with many companies that comprise the technology and competitive landscape relevant to us. We believe that Mr. Hale’s qualifications to sit on our board of directors include his extensive experience in enterprise collaboration, content and document management, and software as a service, encompassing operating disciplines ranging from product development, strategy, sales and marketing, and operations.

J. Chris Scalet has served as one of our directors since April 2011. Mr. Scalet is currently executive vice president, Global Services and chief information officer (CIO) at Merck, a global research-driven pharmaceutical company headquartered in Whitehouse Station, New Jersey. Mr. Scalet has served as CIO since joining Merck in March 2003 and as executive vice president, Global Services since January 2008. Prior to joining Merck, Mr. Scalet was senior vice president, information technology and CIO at International Paper from 1998 to 2003 and vice president, information technology and CIO at MAPCO, Inc. from 1993 to 1997. In addition, Mr. Scalet served on the board of directors of Netezza, a provider of data warehouse appliances, from June 2009 to November 2010. We believe that Mr. Scalet’s leadership experience and deep knowledge of information technology and services as well as his expertise in complex global enterprises will add valuable insight to our board our directors as we continue to drive growth within our Enterprise principal market.

Composition of our Board of Directors

Our board of directors currently consists of eight members, all of whom except for Messrs. Hovsepian and Scalet were elected pursuant to the board composition provisions of our stockholders agreement, which is described under “Certain Relationships and Related Party Transactions — Financing for the Merger and Private Placements of Securities — Stockholders Agreement” in this proxy statement. These board composition provisions terminated immediately prior to the closing of our initial public offering on August 11, 2010 and there are no further contractual obligations regarding the election of our directors. On February 4, 2011, our board of directors approved the IntraLinks Holdings, Inc. Policy Governing Director Qualifications and Nominations, which the board of directors used as the basis for the nomination and appointment of Mr. Scalet in April 2011. For more information regarding the Company’s Policy Governing Director Qualifications and Nominations, see “Corporate Governance — Nomination of Director Candidates” in this proxy statement.

Director Independence.  Our board of directors has determined that all members of the board, except Messrs. Hovsepian and Wack, are independent, as determined in accordance with the rules of the New York Stock Exchange and the Securities and Exchange Commission. The composition and functioning of our board of directors and each of our committees complies with all applicable requirements of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission. There are no family relationships among any of our directors or executive officers.

Staggered Board.  Our board of directors is divided into three staggered classes of directors of the same or nearly the same number and each is assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three year term to succeed the directors of the same class whose terms are then expiring. The initial terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2012 for Class II directors, 2013 for Class III directors and 2014 for Class I directors.

Our amended and restated certificate of incorporation and amended and restated by-laws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of our board of directors.

Board Leadership Structure and Risk Oversight

The positions of chairman of the board and chief executive officer are presently separated and have historically been separated at IntraLinks. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our amended and restated by-laws and corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. In addition, on October 27, 2011, the board amended its Corporate Governance Guidelines to provide that, at such times when the Chairman of the Board is not an independent director, the board will appoint an independent director as the Lead Independent Director to preside at all executive sessions of the independent directors and at all meetings at which the Chairman is not present, and to bear such further responsibilities as the board may designate from time to time. We believe this change further emphasizes our belief that the board should provide independent oversight of management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year 2011. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The board of director’s role in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on IntraLinks, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables to the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. All of our committee charters are available on our corporate website at www.intralinks.com under the “Investors” tab. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, the New York Stock Exchange and the Securities and Exchange Commission rules and regulations.

Audit Committee.  Messrs. Gyenes, Hale, and McBride currently serve on the audit committee, which is chaired by Mr. McBride. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the Securities and Exchange Commission and the applicable New York Stock Exchange rules. Our board of directors has designated Mr. McBride as an “audit committee financial expert,” as defined under the applicable rules of the Securities and Exchange Commission. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the internal audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	recommending based upon the audit committee’s review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases and scripts.

Compensation Committee.  Messrs. Conway, Gyenes, Kairouz and McBride currently serve on the compensation committee, which is chaired by Mr. Gyenes. Our board of directors has determined that each member of the compensation committee is “independent” as that term is defined in the applicable New York Stock Exchange rules. The compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and making recommendations to the board of directors with respect to director compensation;
•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•	reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

Nominating and Corporate Governance Committee.  Messrs. Conway, Gyenes and Kairouz currently serve on the nominating and corporate governance committee, which is chaired by Mr. Gyenes. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as that term is defined in the applicable New York Stock Exchange rules. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a set of corporate governance guidelines; and
•	overseeing the evaluation of the board of directors and management.

Our board of directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during our last fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Communications with Directors

The Board welcomes your questions and comments. Anyone who wishes to communicate directly with the board of directors or an individual member of the board of directors may do so by sending such communication by U.S. Mail (including courier or expedited delivery service) addressed to the chairman of the board, as a representative of the entire board of directors, or to:

IntraLinks Holdings, Inc.
c/o General Counsel and Corporate Secretary
150 East 42nd Street, 8th Floor
New York, NY 10017

All communications and concerns will be forwarded to our Board, our non-management directors as a group or our Chairman of the Board, as applicable.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Committee Charters

On August 3, 2010, the Board approved the IntraLinks Holdings, Inc. Corporate Governance Guidelines, and the audit committee, the compensation committee and the nominating and corporate governance committee each operates in accordance with a charter that has been adopted by the Board. On October 27, 2011, the Board amended the Corporate Governance Guidelines to provide that, at such times when the Chairman of the Board is not an independent director, the Board will appoint an independent director as the Lead Independent Director to preside at all executive sessions of the independent Directors and at all meetings at which the Chairman is not present, and to bear such further responsibilities as the Board may designate from time to time. The Corporate Governance Guidelines, together with these charters, provide the framework for the governance of the Company. You may view our Corporate Governance Guidelines and the charters on our corporate website at www.intralinks.com.

Code of Business Conduct and Ethics

On August 3, 2010, the Board approved our Code of Business Conduct and Ethics (the “Code”), which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code was developed as part of our commitment to enhancing our culture of integrity and our corporate governance policies. The Code is available on our corporate website at www.intralinks.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

U.S. Foreign Corrupt Practices Act and U.K. Bribery Act

On October 27, 2011, the Board approved the Statement of Company Policy on the Prevention of Corruption and Bribery (the “FCPA Policy”). The purpose of the FCPA Policy is to help ensure that the Company and its directors, officers and employees strictly comply with the law in all countries in which the Company operates by prohibiting corrupt and other improper payments in the conduct of the Company’s international business including (i) the Foreign Corrupt Practices Act of 1977, as amended, a provision of the United States Securities and Exchange Act of 1934, (ii); the U.K. Bribery Act of 2010, and (iii) the anti-corruption laws and regulations of other countries in which the Company operates.

Anti-Fraud

On October 27, 2011, the Board approved the Statement of Company Policy on Fraud and the Prevention of Fraud (the “Anti-Fraud Policy”). The purpose of the Anti-Fraud Policy is to provide the Company’s officers, directors, employees, agents and contractors with key policies and procedures to follow in order to prevent, detect and deter acts or attempted acts of fraud, whether committed against, or on behalf of, the Company.

Nomination of Director Candidates

IntraLinks Holdings, Inc. Policy Governing Director Qualifications and Nominations.  On February 4, 2011, the Board approved the IntraLinks Holdings, Inc. Policy Governing Director Qualifications and Nominations (the “Nominations Policy”). The Nominations Policy sets forth the process for identifying and evaluating director nominees and the minimum qualifications that he or she must satisfy to be considered for nomination. Under the Nominations Policy, when evaluating a candidate, the committee reviews the candidate’s experience, skills and personal qualities. In particular, the committee will consider whether candidates for director possess the following attributes:

•	demonstrated accomplishment in his or her respective field, with superior credentials and recognition;
•	reputation for high standards of integrity, commitment and independence of thought and judgment;
•	significant business or professional experience;
•	exceptional understanding of one or more industries particularly relevant to the business of the Company;

•	availability to devote to the affairs of the Company in light of the number of boards on which the nominee may serve; and
•	demonstrated history of actively contributing at board meetings and working well with the other directors.

In addition to these minimum qualifications, the committees recommend that the Board select persons for nomination to help ensure that a majority of the Board will be “independent” in accordance with applicable standards promulgated by the SEC, NYSE or any exchange upon which securities of the Company are traded, and any governmental or regulatory body exercising authority over the Company; each of our audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; at least one member of the audit committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the SEC; and all members of the audit committee shall have financial sophistication, including the ability to qualify as “financially literate” under NYSE corporate governance listing standards.

Finally, in addition to any other standards the committee may deem appropriate from time to time for the overall structure and composition of the Board, the committee may consider the following factors when selecting and recommending that the Board select persons for nomination:

•	Whether the nominee has direct experience in the markets in which the Company operates;
•	Whether the nominee is active in professional networks, markets or industries that are relevant to the Company’s business;
•	Whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of opinions;
•	Perspectives, personal and professional experiences and backgrounds and other differentiating characteristics;
•	Whether the nominee has experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;
•	Whether the nominee is well regarded in the community;
•	The geographic location of the nominee’s principal place of residence or occupation;
•	The extent of the nominee’s present or past experience at the senior management level;
•	The extent of the nominee’s general understanding of elements relevant to the success of a publicly-traded company.

We do not have a formal diversity policy. However, as part of its evaluation of director candidates and in addition to other standards the nominating and corporate governance committee may deem appropriate from time to time for the overall structure and composition of the board of directors, the nominating and corporate governance committee considers whether each candidate, if elected, assists in achieving a mix of board members that represent a diversity of background and experience. Accordingly, the board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the board of directors. The nominating and corporate governance committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the board of directors, if the nominating and corporate governance committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Stockholder Nominations.  Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors. The nominating and corporate governance committee also reviews, evaluates and proposes prospective candidates for our Board and considers nominees properly recommended by stockholders. Stockholders wishing to submit nominations must provide timely written notice to our Corporate Secretary in accordance with the Company’s bylaws and otherwise follow the procedures set forth in the bylaws. Stockholders may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations and proposals. For more information pertaining to stockholder proposals, see “Other Matters — Stockholder Proposals.”

Related Person Transaction Policy

On August 3, 2010, the Board adopted the IntraLinks Holdings, Inc. Related Person Transaction Policy, a written policy that requires all future transactions between us and any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. For more information regarding these transactions, see “Certain Relationships and Related Party Transactions” in this proxy statement.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to encourage all of our directors to be present at our annual stockholder meetings.

Board and Committee Meetings

The following table sets forth the number of meetings held during the fiscal year 2011 by the Board and by each committee thereof. Each of the directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member during the time each such individual was a member of the Board.

Number of Meetings Held
Board of Directors	6
Audit Committee	9
Compensation Committee	5
Nominating and Corporate Governance	4

Board of Directors’ Evaluation Program

The Board performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, each of the standing committees of the board of directors conducts its own self-evaluation, which is reported to the board of directors. The board of directors retains the authority to engage its own advisors and consultants.

DIRECTOR COMPENSATION

On April 27, 2011, the Board approved the IntraLinks Holdings, Inc. Nonemployee Director Compensation Policy (the “Compensation Policy”), effective as of January 1, 2011. The purpose of the Compensation Policy is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber directors who are not employees or officers of the Company or its subsidiaries. Under the Compensation Policy, all non-employee directors are paid annual cash retainers as follows:

Annual Retainer
Board
Chairman	$100,000
Lead Independent Director	$110,000
Members	$40,000
Audit Committee
Committee Chairman	$25,000
Committee Members	$15,000
Compensation Committee
Committee Chairman	$15,000
Committee Members	$10,000
Nominating and Corporate Governance Committee
Committee Chairman	$10,000
Committee Members	$5,000

The annual retainer is paid quarterly, in advance. The amount of the annual retainer is ratably reduced in the event of the election of a non-employee director to the Board of the Directors other than in connection with an annual meeting of stockholders.

In addition to the annual cash retainer, all non-employee directors are also eligible to participate in the Company’s stock option and incentive plans. Each newly-elected non-employee director (i.e., each director joining the Board of Directors for the first time) is granted, under the Company’s 2010 Equity Incentive Plan on the effective date of joining the Board of Directors, an award of restricted common stock with a value of $150,000 based on the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant (the “Election Stock Grant”). Election Stock Grants vest quarterly over three years from the effective date of joining the Board; provided that, if not already vested, the Election Stock Grant shall fully vest on the date of the third annual meeting of stockholders following the date of grant.

In addition to the Election Stock Grants, each non-employee director (including any newly-elected director who has received an Election Stock Grant) shall be granted, under the Company’s 2010 Equity Incentive Plan on the date of the annual meeting of the Company’s stockholders, an award of restricted common stock award with a value of $100,000 based on the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant (the “Annual Stock Grant”). The amount of the initial Annual Stock Grant for newly-elected directors shall be ratably increased based on the duration of such directors’ service on the Board of Directors prior to the annual meeting of the Company’s stockholders. Annual Stock Grants shall vest quarterly over one (1) year following the date of the annual meeting of the Company’s stockholders; provided that, if not already vested, the Annual Stock Grant shall fully vest on the date of the first annual meeting of stockholders following the date of grant.

All of the foregoing restricted stock grants become immediately exercisable upon a change in control of the Company. The foregoing compensation is in addition to reimbursement of all out-of-pocket expenses incurred by directors in attending meetings of the Board of Directors.

We do not pay any compensation for serving on our board of directors to any employee directors. Accordingly, our former Chief Executive Officer, Andrew Damico, did not, and our current President and Chief Executive Officer, Ronald W. Hovsepian, will not receive additional compensation for their services as a member of our board of directors.

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2011.

DIRECTOR COMPENSATION TABLE — 2011

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)		All Other Compensation	Total
Patrick J. Wack, Jr.	$100,000	$59,072	(4)	$—	$159,072
Brian J. Conway	$55,000	$25,000	(5)	$—	$80,000
Peter Gyenes	$150,000	$132,325	(6)	$—	$282,325
Thomas Hale	$55,000	$38,628	(7)	$—	$93,628
Habib Kairouz	$55,000	$25,000	(8)	$—	$80,000
Robert C. McBride	$75,000	$59,071	(9)	$—	$134,071
J. Chris Scalet	$40,000	$56,246	(10)	$—	$96,246

(1)	Mr. Hovsepian and Mr. Damico have been omitted from this table because they received no compensation for serving on our board of directors. Mr. Hovsepian’s and Mr. Damico’s compensation as President and Chief Executive Officer for 2011 is detailed in “— Summary Compensation Table,” “— Grants of Plan-Based Awards,” “— Outstanding Equity Awards” and “— Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2011” below.
(2)	Represents the annual retainer, which is paid on a quarterly basis in advance, earned by the respective director in 2011.
(3)	Amounts reflect the grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Stock Compensation. For a discussion of the assumptions used in the valuations, see note 11 to our consolidated financial statements for the year ended December 31, 2011 included in our Annual Report on Form 10-K for the fiscal year 2011. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Annual Report on Form 10-K for the fiscal year 2011.
(4)	Represents the grant date fair value for a restricted stock award made on December 4, 2007 for 100,000 shares of common stock, 25% of which vested on June 30, 2008 and in equal monthly installments over a 42-month period thereafter (subject to full acceleration upon termination following a change in control of the Company), of which all 100,000 shares of common stock were outstanding as of December 31, 2011, and the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(5)	Represents the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(6)	Represents the grant date fair value for a restricted stock award made on March 27, 2008 for 300,000 shares of common stock, 25% of which vested on March 31, 2009 and in equal monthly installments over a 30-month period thereafter (subject to full acceleration upon a change in control of the company) and the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(7)	Represents the grant date fair value for a restricted stock award made on May 20, 2008 for 40,000 shares of common stock, 25% of which vested on April 30, 2009 and in equal monthly installments over a 42-month period thereafter (subject to full acceleration upon a change in control of the company) and the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(8)	Represents the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(9)	Represents the grant date fair value for a restricted stock award made on June 11, 2008 for 100,000 shares of common stock, 25% of which vested on June 30, 2009 and in equal monthly installments over a 42-month period thereafter (subject to full acceleration upon a change in control of the company) and the grant date fair value for a restricted stock award made on July 27, 2011 for 6,068 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the three quarters thereafter.
(10)	Represents the grant date fair value for restricted stock award made on April 27, 2011 for 5,130 shares of common stock, 8.33% of which vested on July 27, 2011 and in equal quarterly installments in the 11 quarters thereafter and the grant date fair value of a restricted stock award made on July 27, 2011 for 7,585 shares of common stock, 25% of which vested on October 27, 2011 and in equal quarterly installments in the next three quarters.

Limitation of Liability and Indemnification Arrangements

As permitted by the Delaware General Corporation Law, we adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated by-laws provide that:

•	we will indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and
•	advance expenses, including attorneys’ fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

We have also entered into indemnification agreements with each of our executive officers and directors. These agreements provide that we will indemnify each of our directors to the fullest extent permitted by the Delaware General Corporation Law and advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

MANAGEMENT

The following table sets forth certain information about our executive officers and key employees as of the date of this proxy statement:

Name	Age	Position(s)
Executive Officers
Ronald W. Hovsepian	51	President, Chief Executive Officer and Director
Anthony Plesner	52	Chief Financial Officer and Chief Administrative Officer
Scott N. Semel	56	Executive Vice President, General Counsel and Corporate Secretary
Key Employees
Anthony D. Kender	52	Executive Vice President, Global Sales
Fahim Siddiqui	44	Executive Vice President, Product and Operations
Frank Brunetti	38	Chief of Staff
William Schanz	46	Executive Vice President, Global Services and Operations
Jose Almandoz	45	Executive Vice President, Business Operations
Rainer Gawlick	44	Executive Vice President and Chief Marketing Officer

The following paragraphs provide information as of the date of this proxy statement about our executive officers and key employees.

Ronald W. Hovsepian — Please see the biographical information provided in the section of this proxy statement entitled “Board of Directors.”

Anthony Plesner has served as our Chief Financial Officer and Chief Administrative Officer since April 2005. Prior to joining us, Mr. Plesner founded and operated snapSolutions, a consulting group which provided strategic and operational financial support services to a variety of content management and distribution organizations, from July 2004 to March 2005. From April 2003 to June 2004, Mr. Plesner served as Chief Operating Officer and Chief Financial Officer of The NewsMarket, an online broadcast video news distribution service. From December 2002 to April 2003, Mr. Plesner acted as an independent consultant. Mr. Plesner served as President and Chief Operating Officer of 24/7 Media, Inc., a provider of digital marketing services and solutions, from October 2000 to December 2002. Mr. Plesner served as the Senior Vice President, Finance/Business Development at Medscape, Inc., a provider of health information via the Internet, from March 1999 to September 2000. Mr. Plesner also serves on the board of directors of Bluefly, Inc., a leading online retailer of designer brands and fashion trends. Mr. Plesner holds an M.B.A. from the University of Pittsburgh and a B.A. from the University of Manchester, England.

Scott N. Semel joined us in January 2012 as our Executive Vice President, General Counsel, and Corporate Secretary. Prior to joining us, from September 2008 to April 2011, Mr. Semel served as Senior Vice President, General Counsel and Secretary of Novell, Inc. Prior to his time with Novell, from late 2006 to June 2008, Mr. Semel was Chief Legal Officer and Corporate Secretary of Tele Atlas N.V., a Dutch Euronext company providing digital mapping and navigation solutions. During 2006, Mr. Semel also engaged in the private practice of law with GTC Law Group LLC, a boutique law firm that specializes in IP strategy, mergers and acquisitions, and business and technology transactions. Mr. Semel served as Vice President, General Counsel and Secretary of Ascential Software Corporation, a NASDAQ listed company providing enterprise data integration, from 2001 through April 2005, when Ascential was sold to IBM, after which Mr. Semel served as Associate General Counsel-Legal Transition Executive at IBM. Prior to that, Mr. Semel served as Vice President, General Counsel and Secretary to NaviSite, Inc., a NASDAQ listed company. Prior to that, Mr. Semel also served as general counsel to other public and private companies and engaged in the private practice of law.

Anthony D. Kender has served as our Executive Vice President, Global Sales since March 2011. Prior to joining us Mr. Kender served as a management consultant with various start-up technology companies from October 2010 to March 2011. Mr. Kender also served as National Vice President of Edge Product Sales at SAP America, Inc., a leader in business management software providing comprehensive business software through SAP applications and services, and was responsible for rebuilding direct sales and sales support teams for various applications from September 2009 to December 2009. From March 1999 to July 2009, Mr. Kender served in a variety of positions at Oracle Corporation, an open and integrated business software and hardware systems company, including Senior Vice President of the SMB Global Business Unit from April 2007 to July 2009, Senior Vice President of Global Sales Strategy from March 2004 to April 2007, Group Vice President of North America Applications Business Unit from March 2003 to March 2004, and Area Vice President of HRMS Business Unit from April 1999 to March 2003, where he helped build a new business unit and directed a global sales force. Mr. Kender holds a B.S. in Marketing with an emphasis in Communications from the Pennsylvania State University.

Fahim Siddiqui has served as our Executive Vice President of Product and Operations from January 2008 to June 2011. In June 2011, Mr. Siddiqui was promoted to Chief Product Officer. Prior to joining us, Mr. Siddiqui served as Chief Executive Officer at Sereniti, a privately held technology company from February 2004 to January 2008. From January 2001 to February 2004, Mr. Siddiqui was the Managing Partner of K2 Software Group, a technology consulting partnership providing product solutions to companies in the high tech, energy and transportation industries with clients including Voyence, Inc., E-470 Public Highway Authority and Tellicent, Inc. From June 1987 to October 2000, Mr. Siddiqui held executive and senior management positions in engineering and information systems with ICG Telecom, Enron Energy Services, MCI, Time Warner Telecommunications and Sprint. In these roles, he led teams with more than 1,100 members and assisted in scaling organizations from start-ups to over $2 billion in revenue. Mr. Siddiqui holds a B.S. in Computer Science from Iowa State University and an M.S. in Computer Science from the University of Missouri, Kansas City.

Frank Brunetti has served as our Chief of Staff since February 2011. Prior to this position, Mr. Brunetti held various management positions with the Company since December 1999. From 1997 to 1999, Mr. Brunetti was an Associate with Shattuck Hammond Partners, a financial advisory firm focused on the healthcare industry. From 1996 to 1997, Mr. Brunetti served as an Analyst with Coopers & Lybrand Securities, a division of Coopers which focused on middle market investment banking industry. Mr. Brunetti holds a B.S. in Finance and Accounting, with a minor in Mathematics, from New York University, Leonard N. Stern School of Business.

William Schanz has served as our Executive Vice President Global Services and Operations since April 2011. Prior to joining us, Mr. Schanz served as Vice President Business-to-Business Service Delivery at Sterling Commerce from April 2007 to April 2011. Sterling Commerce, a subsidiary of AT&T which was acquired by IBM in 2010, is a market leader in business-to-business commerce integration, secure file transfer, and multi-channel selling. From February 1995 to April 2007, Mr. Schanz also held various management positions at IBM, a global technology leader providing hardware, software and services. From June 1989 to February 1995 Mr. Schanz was the Program Manager Shared Services at Hughes Network Systems, a subsidiary of Hughes Aircraft, a provider of commercial satellite telecommunications hardware and services. Mr. Schanz holds a B.S. in Business Administration from LeMoyne College.

Jose Almandoz has served as our Executive Vice President, Business Operations since April 2012. Prior to joining us Mr. Almandoz held various management positions at Novell, Inc. since 2001. During his tenure with Novell his positions included, Chief of Staff, Chief Information Officer, Vice President, Global Field Operations and Corporate Planning and President and General Manager, Latin America. Prior to his time with Novell, Inc. Mr. Almandoz was with Cambridge Technology Partners from October 1996 to June 2001, and most recently held the position of General Manager CRM & eBusiness Latin America. From 1992 to 1996, Mr. Almandoz was President, Co-owner and Founder of A.P.G. Consultores, a consulting and technology implementation firm focused on business processes re-engineering and ERP implementation. Mr. Almandoz holds a B.S. in Computer Science from Universidad Simon Bolivar and a MBA in Management Engineering from Universidad Metropolitana. Both universities are located in Caracas, Venezuela.

Rainer Gawlick has served as our Executive Vice President and Chief Marketing Officer since April 2012. Prior to joining us, from August 2008 to April 2012, Mr. Gawlick served as Chief Marketing Officer of Sophos, Ltd. Mr. Gawlick’s prior positions include, from April 2005 to September 2008, Vice President of Worldwide Marketing and Strategy of SolidWorks Corp., from April 2003 to April 2005, Executive Vice President of Marketing, Customer Support, and Regulatory Affairs at Lightship Telecom, Inc., and from April 1999 to April 2003, Vice President of Worldwide Marketing at Aspen Technology, Inc. Earlier in his career, Mr. Gawlick was an Engagement Manager with McKinsey and Company. Mr. Gawlick holds an undergraduate degree in Physics from University of California, Berkeley and a Ph.D, Computer Science from Massachusetts Institute of Technology. Mr. Gawlick has also served as a member of the board of directors of Proto Labs, Inc. from 2008 to the present.

ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL NO. 2)

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors is asking stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of the Company’s named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of IntraLinks Holdings, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2012 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section and the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

The Company urges you to read the Compensation Discussion and Analysis in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of the executive officers in 2011 whose compensation is disclosed in this proxy statement. We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of the named executive officers described in this Proposal No. 2, referred to as a “say-on-pay advisory vote”, is advisory, and is, therefore, not binding on the Company or the Board of Directors. Although non-binding, the Board of Directors values the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation policies and arrangements as they relate to the following individuals to whom we refer as our named executive officers for the fiscal year ended December 31, 2011:

•	our President and CEO, Ronald W. Hovsepian;
•	our Chief Financial Officer and Chief Administration Officer, Anthony Plesner;
•	our Executive Vice President of Business and Legal Affairs, David Curran, who resigned from the Company on January 27, 2012; and
•	our former President and CEO, J. Andrew Damico, who resigned from his position as President and CEO on December 15, 2011.

Ronald Hovsepian joined us in December 2011. Scott N. Semel joined us in January 2012 as our Executive Vice President, General Counsel and Corporate Secretary, succeeding David Curran. The following discussion should be read together with the compensation tables and related disclosures set forth below.

Executive Summary

We are a leading global provider of Software-as-a-Service (“SaaS”) solutions for securely managing content, exchanging critical business information and collaborating within and among organizations. With that in mind, we designed, and intend to modify as necessary, our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. To support these compensation objectives, we strive to provide a competitive total compensation package to our executive officers that we believe:

•	links executive compensation to the achievement of near-term corporate targets as well as long-term business objectives and strategies;
•	increases the proportion of compensation that is “at risk” as an executive’s level of responsibility increases, but without encouraging excessive or unnecessary risks;
•	provides our executives with total compensation opportunities that are competitive for comparable positions at companies with whom we compete for talent;
•	aligns the interests of our executive officers with those of our stockholders, and supports the strategic direction of our business;
•	encourages behavior consistent with our values and reinforces ethical business practices;
•	reflects the level of accountability and future potential of each executive and the achievement of outstanding individual results; and
•	reflects internal pay equity ensuring team behavior consistent with the requirement for cross-organizational superior results.

We use a combination of base salary, annual cash incentive compensation programs and a long-term equity incentive compensation program to create a competitive compensation package for our executive management team. The table below describes each element of the program and its link to our compensation objectives.

Compensation Objectives
Compensation Element	Attract and retain highly-qualified executive talent	Incentive achievement of our overall business objectives	Differentiate rewards based on individual performance	Incentivize and reward long-term performance in alignment with shareholders’ interest
Base Salary	✓
Annual Cash Incentive Plan	✓	✓	✓
Stock Options	✓			✓
Restricted Stock Awards	✓			✓
Benefits, Perquisites, and Other Compensation, including severance and change-in-control arrangements	✓

A significant portion of executive compensation is performance-based, subject to increase when results exceed corporate targets, reduction when results fall below target and elimination if results do not achieve threshold levels of performance. The performance measures used in our compensation programs include bookings, revenue, non-GAAP adjusted EBITDA, and free cash flow. Please refer to the notes to the table of performance objectives below for an explanation of how our performance measures that are non-GAAP financial measures are calculated.

2011 Executive Compensation Decisions

2011 was a challenging year for the Company. In the face of market and general economic challenges, we demonstrated year-over-year growth for each of the four performance measures identified above. Furthermore, the Company has a robust technology platform, a leadership position in several markets, and a strong financial position and positive cash flow that will allow for increased investments in the business to accelerate long-term revenue growth and create shareholder value. This solid foundation reflects the efforts of all of our employees in 2011. However, we failed to achieve our own threshold levels of performance within the annual cash incentive plan, and our compensation committee determined that there would be no payout of the annual cash incentive plan based on this level of performance.

In order to attract and retain highly qualified executive talent, our compensation committee generally strives to provide base salaries for each of our named executive officers at or near the median base salary amount of similarly situated executives in our peer group, as determined by our outside consultant. Based on the above criteria, following its annual evaluation of salaries in 2011 for our named executive officers, our compensation committee determined to adjust the base salaries of Messrs. Plesner and Damico. Following their increases of 15% and 13%, respectively, Mr. Plesner’s base salary approximated the median base salary while Mr. Damico’s approximated the market 45th percentile.

In 2011, in addition to the cash compensation earned by our named executive officers, or NEOs, we made a grant of stock options in February 2011 to Messrs. Plesner, Curran and Damico. These option awards have a strike price of $25.89, and are now significantly underwater. In determining the size of these awards, the compensation committee considered peer group data prepared by our outside consultant in addition to each executive’s performance and prior equity award history. The final award sizes were generally consistent with awards provided in 2010 with respect to the number of options granted, with the exception that Mr. Curran received a 2011 award of 40,000 options as compared to 50,000 restricted stock units for his initial equity grant in 2010.

In connection with his new-hire employment package, Mr. Hovsepian’s Employment Agreement entitled him to an initial equity grant comprised of 1,300,000 stock options (awarded in December 2011) and a 500,000 share restricted stock award (awarded in February 2012). The restricted stock award is divided into four tranches of 125,000 shares, with the vesting of each tranche subject to the Company’s common stock attaining, within five years from the grant date, a price of $15, $20, $25, and $30 per share, respectively, for

20 consecutive trading days. Upon meeting the respective performance vesting condition, each tranche vests in equal quarterly installments over a one year period subject to Mr. Hovsepian’s continued employment. The design of this award provides clear alignment with shareholder interests and a strong incentive to create sustainable shareholder value.

Executive Compensation Best Practices

Other executive compensation program features include:

•	No perquisites are provided to our named executive officers, with the exception of reimbursement of miscellaneous expense payments designed to defray, in part, the cost to Mr. Curran of an apartment he had rented near our Manhattan headquarters.
•	We do not offer retirement or pension plans other than our standard 401(k) plan.
•	We do not provide tax gross ups for executives.
•	Our annual cash incentive programs include a cap on maximum payouts set at 150% of “target” incentive levels.
•	The compensation committee has sole authority to engage the service of its outside consultant, ensuring that that it receives independent and unbiased advice and analyses.
•	We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on our Company.

Consideration of 2011 Advisory Vote on Executive Compensation

In 2011, the Company asked its shareholders, through an advisory vote, to approve the compensation of the named executive officers as described in its 2011 proxy statement. The 2011 advisory vote received very strong support from shareholders, garnering a 98.2% affirmative vote. The compensation committee considered the vote and other input received from shareholders and made no significant changes to its compensation decisions and policies for 2011 in light of that strong support and because generally it continued to find the existing approach appropriate for business in the then-current market environment. The committee will, in consultation with its outside compensation consultant, consider changes to the program as appropriate in response to input from shareholders and evolving factors such as the business environment and competition for talent.

Role of Compensation Committee and Executive Officers

Our executive compensation program is administered by the compensation committee of our board of directors. Our compensation committee operates under a written charter adopted by the board of directors, which establishes that the committee has overall responsibility for overseeing our executive compensation policies, plans and programs, reviewing our achievements as a company and the achievements of our individual officers and determining the type and level of compensation of our chief executive officer, our other executive officers and our directors. In reviewing and approving these matters, our compensation committee considers such matters as it deems appropriate, including our financial and operating performance, the alignment of the interests of our executive officers and our stockholders and our ability to attract and retain qualified and committed individuals.

For executive officers other than our Chief Executive Officer, the compensation committee typically seeks and considers input from our Chief Executive Officer regarding such executive officers’ responsibilities, performance and compensation. Specifically, our Chief Executive Officer makes recommendations regarding base salary increases, incentive compensation and the grant of stock options and other equity awards to our named executive officers. These recommendations reflect compensation levels that our Chief Executive Officer believes are qualitatively commensurate with an executive officer’s individual qualifications, experience, responsibility level, functional role, knowledge, skills, and individual performance, as well as our Company’s performance and the market for the position. Our Chief Executive Officer also generally participates in our compensation committee’s deliberations about executive compensation matters. However, neither Mr. Damico nor Mr. Hovsepian has participated in the deliberation or determination of his own compensation. Our compensation committee considers our Chief Executive Officer’s recommendations with respect to the other officers, but is not required to follow any of his recommendations and may adjust up or down as it determines in its discretion, and approves the specific compensation for all the executive officers.

Role of Compensation Consultant

The compensation committee has the authority to engage the services of outside consultants and advisors to assist it making decisions regarding the establishment of our compensation programs and philosophy. The compensation committee has retained Pearl Meyer & Partners LLC (“PM&P”) as its independent compensation consultant to advise the compensation committee in matters related to executive officer and director compensation. PM&P does not provide any services to us other than the executive compensation services provided to the compensation committee.

To assist our compensation committee to set appropriate compensation terms for our executives, PM&P has conducted analyses of base salary, bonus and equity compensation as well as the severance terms provided to our executive officers. In connection with its analysis of compensation of our executive officers for 2011, Pearl Meyer & Partners LLC analyzed compensation data relating to the following 17 U.S.-based technology companies:

Advent Software, Inc	athenahealth, Inc.	Bottomline Technologies, Inc.
Commvault Systems, Inc.	Concur Technologies, Inc.	Interactive Intelligence, Inc.
Kenexa Corporation	Medidata Solutions, Inc.	Netezza Corporation
NetSuite, Inc.	Qlik Technologies	RealPage, Inc.
S1 Corporation	SuccessFactors, Inc.	Taleo Corporation
Tyler Technologies	Vasco Data Sec Intl, Inc.

In selecting peers, our primary considerations have been: (1) companies with which we compete for executive talent, (2) companies that are similar to us with respect to industry and product offerings, and (3) revenue and market capitalization comparability. All of our peers are between one-half and two times our revenue size. We may replace some or all of these companies with others from time to time due to factors such as merger and acquisition activity, changes in market positions and company size relative to our own, or the emergence of new competitors. For example, we removed Omniture and Phase Forward from our peer group in 2011 following their acquisition by other entities, and will remove Netezza in 2012 due to its acquisition by IBM. We also removed Dealertrack Holdings and Rightnow Technologies from our peer group in 2011 because their ratio of market cap to revenue diverged significantly from our own, and removed certain companies (3Par, ArcSight, Dice Holdings, RiskMetrics Group, Solarwinds and Virtusa Corporation) that were considered as peers in 2010 primarily due to the timing of their initial public offerings. New peers added in 2011 included Bottomline Technologies, Interactive Intelligence, Qlik Technologies, RealPage and Tyler Technologies.

Elements of Compensation

The elements of our executive compensation program include the following:

•	base salary;
•	annual performance-based incentive cash compensation;
•	stock incentive programs, such as stock options and restricted stock; and
•	severance and change in control arrangements.

In addition, we provide our executives with benefits that are generally available to our U.S.-based salaried employees, including medical, dental, vision, group life and accidental death and dismemberment insurance and our 401(k) plan. We also offer to all of our U.S.-based employees, including our executive officers, a company match under our 401(k) plan.

Our compensation committee has not established any formal policies or guidelines for allocating compensation between current and long-term equity compensation, or between cash and non-cash compensation. In determining the amount and mix of compensation elements and whether each element provides the correct incentives and rewards for performance consistent with our short-term and long-term goals and objectives, our compensation committee relies on its judgment rather than adopting a formulaic approach to compensatory decisions. However, we generally strive to manage base compensation at or near the market median for our peer group with strong rewards via our cash and stock incentive programs when results exceed corporate targets and, conversely, reduction when results fall below targets.

Base Salary

We provide base salary to our named executive officers and other employees to compensate them for services rendered on a day-to-day basis during the fiscal year. Base salary also provides guaranteed cash compensation to secure the services of our executive talent. The base salaries of our named executive officers are primarily established based on the scope of their responsibilities, experience, performance and contributions, taking into account the PM&P provided comparable company data and based upon our compensation committee’s understanding of compensation paid to similarly situated executives, and adjusted as necessary to recruit or retain specific individuals. We may also increase the base salary of an executive officer at other times if a change in the scope of the executive’s responsibilities, such as promotion, justifies such consideration. Executive officer base salaries are generally set at levels that are proportionately higher than other managers in our company to recognize their greater role in our success and additional roles and managerial responsibilities. We typically review the base salaries of our named executive officers annually.

We believe that a competitive base salary relative to the companies with which we compete for executives is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Accordingly, our compensation committee generally strives to provide base salaries for each of our executive officers at or near the median base salary amount of similarly situated executives in our peer group.

Based on the above criteria, following its annual evaluation of salaries in 2011 for our named executive officers, our compensation committee determined not to adjust the base salaries of Mr. Curran, which remained at $260,000. With respect to Messrs. Damico’s and Plesner’s base salaries, our compensation committee awarded discretionary base salary increases to more closely approximate market median amounts as compared to executives with similar titles and job responsibilities among our peer companies. Mr. Damico’s base salary was increased 13.3%, from $375,000 to $425,000. Mr. Plesner’s base salary was increased 15.0%, from $260,200 to $300,000.

Following an arms-length negotiation with Mr. Hovsepian, the board established his base salary at $475,000 for 2012. The Board considered competitive data in setting this base salary at a level between the market 50th and 75th percentiles as compared to Chief Executive Officers among our peer companies, and considered the base salary level to be a necessary inducement to recruit Mr. Hovsepian.

Annual Incentive Compensation

We believe that some portion of annual cash compensation for our named executive officers should be contingent upon successful company performance. Therefore, our named executive officers are eligible to receive annual cash incentive compensation, referred to as a performance bonus, which is generally tied to overall company performance. Our compensation committee established a cash incentive compensation program consistent with the foregoing principles.

In connection with our initial public offering, we adopted a Senior Executive Incentive Bonus Plan for use in 2010 and future fiscal years. On an annual basis, each eligible executive will be awarded an annual target performance bonus award that is tied to attainment of corporate performance targets. Each year, within the first 90 days of the year, our compensation committee will select the applicable corporate performance metrics for the fiscal year including from the following: cash flow (including, but not limited to, operating cash flow and free cash flow), revenue (including, but not limited to, total company revenue and revenue in specific industries or use cases), bookings, EBITDA (earnings before interest, taxes, depreciation and amortization), net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of our common stock, acquisitions or strategic transactions, operating income (loss), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of our common stock, or any of these metrics in comparison to a peer group. There are four levels of achievement for the financial performance metrics: Level 1 (75% of target earned), Level 2 (100% of target earned), Level 3 (125% of target earned) and Level 4 (150% of target earned). In limited circumstances, the compensation committee may award a target bonus award without the 150% cap. Each performance metric will have its own weighting. Each eligible executive must be employed on the bonus payment date to be entitled to receive the bonus.

Under the 2011 Annual Incentive Plan, each executive officer (with the exception of Mr. Hovsepian, who did not participate in the 2011 Annual Incentive Plan because of his December 15, 2011 date of hire) had an annual performance bonus target based upon a percentage of base salary. The compensation committee set the target performance bonus percentage for each executive officer based on his or her position, the compensation committee’s knowledge of the market compensation rates for such position, and internal pay equity. The compensation committee set these performance target bonus percentages to provide that a substantial portion of each executive’s cash compensation would be linked directly to business performance.

The table below illustrates each participating executive’s target bonus percentage, as well as the payout levels associated with various levels of achievement.

		Bonus % of Base Salary when Level Achievement Is ...
Position	2011 Targeted Bonus % of Base Salary	Below Level 1	At Level 1	At Level 2	At Level 3	At Level 4
J. Andrew Damico, Former President and Chief Executive Officer	100%	0%	75%	100%	125%	150%
Anthony Plesner, Chief Financial Officer and Chief Administrative Officer	60%	0%	45%	60%	75%	90%
David G. Curran, Former Executive Vice President, Business and Legal Affairs	50%	0%	37.5%	50%	62.5%	75%

Mr. Hovsepian’s targeted bonus as a percent of base salary for 2012 is 100%, per the terms of his employment agreement.

Our corporate financial goals for 2011 were based on internal financial target levels relating to bookings, revenue, adjusted EBITDA and free cash flow. These metrics were chosen because they support our objective of achieving growth and would align the interests of our executives with the interests of our shareholders. We believe that revenue is an appropriate measure for annual performance bonuses because it provides the executives with an incentive to achieve favorable current results, while also producing long-term growth for our company. Free cash flow represents net cash provided by operating activities minus capital expenditures. Adjusted EBITDA represents net income (loss) adjusted to exclude (i) interest expense, net of interest income, (ii) income tax provision (benefit), (iii) depreciation and amortization, (iv) amortization of intangible assets, (v) stock-based compensation, (vi) amortization of debt issuance costs (vii) loss on extinguishment of our debt and (viii) costs related public stock offerings. These metrics require focus on marketing and sales execution, working capital management, a cost effective capital structure and cost containment.

Our Level 1, Level 2, Level 3, and Level 4 targets for each of these financial performance metrics are illustrated in the table below. Performance for each metric was assessed independently of the other metrics. Performance achievement in between levels was to be determined based on a linear sliding scale.

Performance Metric	Performance Metric Weighting as a % of 2011 Annual Incentive Plan	Performance Metric Targets by Level (in millions)
		1	2	3	4
Bookings	25%	$239.1	$251.7	$278.6	$289.2
Revenue	25%	$231.7	$238.9	$250.9	$256.8
Adjusted EBITDA	25%	$74.7	$81.2	$87.9	$91.1
Free Cash Flow	25%	$48.7	$56.6	$62.6	$65.1

Our compensation committee established these financial goals after considering our historical financial performance and internal strategic objectives. Our compensation committee also has the authority to award discretionary cash bonuses to our executive officers and non-executive employees.

For the year ended December 31, 2011, we did not achieve Level 1 performance for these measures. Bookings, revenue, adjusted EBITDA and FCF results were as follows; $216.3 million, $213.5 million, $66.3 million, and $42.5 million, respectively. Based on these results, our named executive offers received no cash bonuses.

Stock Awards

Equity based compensation is an integral part of our overall compensation program. Providing named executive officers with the opportunity to create significant wealth through stock ownership is viewed as a powerful tool to attract and retain highly qualified executives, to achieve strong long-term stock price performance and to help align our executives’ interests with our stockholders’ interests. In addition, the vesting feature of our equity grants contributes to executive retention because this feature provides an incentive to our named executive officers to remain in our employ during the vesting period. These stock-based incentives, which in recent years have consisted solely of stock option and restricted stock awards, are based on the compensation committee’s analysis of relevant compensation information, with the intention of keeping the executives’ overall compensation, including the equity component of that compensation, at a competitive level in line with the executive’s position and reflective of the executive’s contribution to our performance.

In 2010, we adopted an equity award grant policy, effective as of our initial public offering on August 5, 2010, which formalizes how we grant equity awards to our officers and employees. Under our equity award grant policy, all grants must be approved by the compensation committee. All equity awards will be made at fair market value based on the closing market price of our common stock on the effective date of grant. While our current equity incentive plans may permit the granting of equity awards at any time, our equity award grant policy provides that we will generally only grant incentive awards on a regularly scheduled basis, as follows:

•	grants made in connection with the hiring of a new employee or promotion of an existing employee will be made on a quarterly basis on the third trading day after we first publicly release our financial results for the prior quarter or year; and
•	grants made to existing employees, other than in connection with a promotion or other special recognition event will generally be made, if at all, on an annual basis.

The material terms of our 2010 Equity Incentive Plan, our 2010 Employee Stock Purchase Plan, and our 2007 Stock Option and Grant Plan are described under “Benefit Plans” below.

For 2011, except for Mr. Hovsepian, annual equity awards were provided to each executive officer in February 2011. In determining the size of these awards, the compensation committee considered peer group data prepared by our outside consultant in addition to each executive’s performance and prior equity award history. Of particular interest to the compensation committee with respect to peer group data was the percentage of outstanding shares given to peer positions, often referred to as “the opportunity approach”. The final award sizes were generally consistent (with respect to the number of options granted) with awards provided in 2010, with the exception that Mr. Curran received 40,000 options in 2011, as compared to 50,000 restricted stock units for his initial equity grant in 2010.

Mr. Hovsepian was hired in December 2011. Mr. Hovsepian’s employment agreement entitled him to an initial equity grant comprised of 1,300,000 stock options (awarded in December 2011) and a 500,000 share restricted stock award (awarded in February 2012) as part of his new-hire employment package. The restricted stock award is divided into four tranches of 125,000 shares, with the vesting of each tranche subject to the Company’s common stock attaining, within five years from the grant date, a price of $15, $20, $25, and $30 per share, respectively for 20 consecutive trading days. Upon meeting the respective performance vesting condition, each tranche vests in equal quarterly installments over a one year period subject to Mr. Hovsepian’s continued employment. The design and level of this award, which were determined following an arms-length negotiation with Mr. Hovsepian, provide clear alignment with shareholder interests and a strong incentive to create sustainable shareholder value.

Severance and Change in Control Arrangements

Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers under certain circumstances, rather than negotiating severance at the time that a named executive officer’s employment terminates. We have also determined that accelerated vesting provisions in connection with a termination following a change in control are appropriate because they will encourage our restricted stock and option holders, including our named executive officers, to stay focused in such circumstances, rather than the potential implications for them. In addition, named executive officers are provided with severance packages in consideration for delivering to us a non-competition agreement. We believe the severance package enhances the enforceability of the non-competition agreement. The compensation committee believes that such agreements serve to reduce the likelihood that competitors will seek to hire our named executive officers who have significant knowledge about our operations and short- and long-term strategies. The compensation committee reviews these agreements periodically to assess whether the total value to an executive provided by the agreement remains at the level needed to attract and retain executives without being considered excessive in the opinion of the compensation committee.

On December 15, 2011, Mr. Damico resigned from his position as President and CEO and as member of the Company’s Board of Directors. Mr. Damico agreed to continue his employment with the Company in a non-executive capacity to assist in the transition of his responsibilities. In connection with the foregoing arrangements, Mr. Damico and the Company entered into a Separation and General Release Agreement on February 1, 2012, or the Separation Agreement. Under the Separation Agreement, Mr. Damico became eligible for severance benefits including a lump sum payment of $425,000, representing one year of his base salary, accelerated vesting of the remaining 221,429 unvested options under a stock option granted to him on February 26, 2010 at an exercise price of $6.76 per share, a one year post-termination period to exercise all of his stock options vested as of the termination date, and reimbursement of up to one year of COBRA continuation coverage under the Company’s medical and dental plans. The stock option award granted to Mr. Damico on February 22, 2011, was cancelled as of February 1, 2012. The Separation Benefits are in lieu of any severance amounts under Mr. Damico’s employment agreement with the Company or the Senior Executive Severance Plan, which is described below under “Employment Agreements and Change in Control Arrangements”.

For our Chief Executive Officer, Mr. Hovsepian, we have set potential severance payments for termination without cause or for good reason at two years’ annual base salary at the rate in effect at termination payable in a lump sum, plus a pro-rated portion of any annual bonus earned in the year of termination. Mr. Hovsepian is also entitled to continuation of his health benefits for one year (or such sooner date as he begins employment with another employer), and one year of accelerated time-based vesting on all of his equity awards subject to the achievement of any performance-based conditions. With respect his December 15, 2011 stock option award, Mr. Hovsepian also is entitled to a post-termination exercise period for the vested portion of the option award equal to the earlier of one year and expiration date of the option award. The Company’s obligations are subject to Mr. Hovsepian’s covenant not to compete with the Company for a period of one year following any termination of his employment. Moreover, the payment of any severance amounts are subject to his execution of a general release in favor of the Company.

For our Chief Financial Officer and Chief Administration Officer, Mr. Plesner, we have set potential severance payments for termination without cause at six months’ continued payment of base salary and health benefits plus a prorated target bonus. These benefits are tied to Mr. Plesner’s covenant not to compete with us for a period of one year following termination of his employment.

These severance arrangements provide incentive for our executives to comply with their post-employment covenants and grant us the ability to suspend payment if an executive has breached these covenants. PM&P reviewed the change in control and severance benefits we have in place for Messrs. Hovsepian and Plesner. PM&P reported that amounts and other terms of these severance arrangements were within market norms.

In the event of a change in control of the Company, as specified in his employment agreement, any unvested equity awards held by Mr. Hovsepian will fully vest (subject to the achievement of any performance-based conditions in the case of his grant of restricted stock). In the event Mr. Hovsepian’s employment is terminated within one year following such change in control without cause or for good reason, he shall be entitled to a payment equal to 2.5 times the sum of s annual base salary at the rate in effect at termination plus his target annual bonus, continuation of health benefits for one year (or such sooner date as he begins employment with another employer), and one year of accelerated vesting on any remaining unvested equity awards (subject to the achievement of any performance-based conditions in the case of he his grant of restricted stock).

In December 2009, we adopted a “double-trigger” change in control severance policy for the rest of our senior management team, which includes all of our named executive officers other than Mr. Hovsepian. Under this policy, upon a termination by us without cause or by the executive for good reason within 12 months following a change in control of the Company, each of our named executive officers and other senior executives are entitled to a lump sum payment equal to one year’s base salary plus the target bonus for the year of termination and continued health benefits for 12 months (or the date upon which such executive is employed by another employer, if sooner). Any executive who would otherwise be entitled to severance benefits under his employment agreement in connection with a change in control of our Company will receive the greater of such benefits or the benefits provided under this severance policy. A description of the material terms of the employment agreement of each named executive officer is set forth under “Employment Agreements and Change in Control Arrangements” below.

Mr. Hovsepian’s employment agreement and the Senior Executive Severance Plan contain a “best after-tax benefit”, which provides that to the extent that an executive’s severance payments would constitute excess parachute payments within the meaning of Section 280G of the Code, then the Company shall either pay the executive the full amount due under the agreement or alternatively, reduce his or her severance payments to an amount whereby no Section 4999 excise tax would be due, whichever provides the highest after-tax severance benefit to the executive. None of our named executive officers is entitled to receive a “gross-up” or similar payment for any excise taxes that may become payable in connection with a change in control.

In addition, pursuant to the terms of stock option and restricted stock award agreements, vesting of equity awards granted to our named executive officers may accelerate if not assumed in connection with a change in control of our Company or, if assumed, upon loss of position or termination of our named executive officers’ employment without cause following a change in control. See “Employment Agreements and Change in Control Arrangements” and “Potential Payments Upon Termination or Change in Control” below.

Other Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees. We also provide a matching contribution under our 401(k) plan to employees generally, including our named executive officers.

In 2011, we provided Mr. Curran miscellaneous expense payments totaling $32,000 designed to defray, in part, the cost to Mr. Curran of an apartment he had rented near our New York headquarters.

We generally do not provide any other perquisites to our named executive officers and they do not participate in any retirement or pension plan other than our standard 401(k) plan because participation in the long-term appreciation in the value of our stock is expected to provide significant retirement value if we perform.

Tax and Accounting Considerations

We have not provided any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code (the “Code”). Section 280G and related Code sections provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our Company that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A.

For our financial statements, cash compensation, such as salary and bonus, is expensed and for our income tax returns, cash compensation is generally deductible except as set forth below. For equity-based compensation, we expense the fair value of such grants over the requisite service period.

Section 162(m) of the Code imposes a $1 million cap on the federal income tax deduction for compensation paid to our Chief Executive Officer and to certain other highly compensated officers during any fiscal year unless the compensation is “performance-based” under Section 162(m). Under a special Section 162(m) exception, any compensation paid pursuant to a compensation plan in existence before the effective date of this public offering will not be subject to the $1 million limitation until the earliest of: (i) the expiration of the compensation plan, (ii) a material modification of the compensation plan (as determined under Section 162(m)), (iii) the issuance of all the employer stock and other compensation allocated under the compensation plan, or (iv) the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which the public offering occurs. While the compensation committee cannot predict how the deductibility limit may impact our compensation program in future years, the compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. In addition, while the compensation committee has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the accounting and tax treatment of compensation pursuant to Section 162(m) and other applicable rules is a factor in determining the amounts of compensation for named executive officers.

Summary Compensation Table

The following table shows the compensation paid or to be paid by us, and certain other compensation paid or accrued, during the fiscal years ended December 31, 2011, 2010 and 2009 to our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Ronald W. Hovsepian(4) President and Chief Executive Officer	2011	19,792	—	—	4,264,000	—	—	4,283,792
J. Andrew Damico(4) President and Chief Executive Officer	2011	425,000	—	—	5,884,000	—	5,500	6,314,500
	2010	375,000	—	—	2,552,000	444,375	5,500	3,376,875
	2009	325,000	227,000	—	—	—	11,921	563,921
Anthony Plesner Chief Financial Officer and Chief Administrative Officer	2011	300,000	—	—	1,471,000	—	7,333	1,778,333
	2010	260,800	—	—	638,000	154,524	5,500	1,058,824
	2009	260,800	130,500	—	—	—	20,710	412,010
David Curran(5) Executive Vice President Business and Legal Affairs	2011	260,000	—	—	588,400	—	37,500	885,900
	2010	66,000	—	—	1,001,500	39,105	—	1,106,605

(1)	The amounts in column (f) reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized by the named executive officer. The assumptions used in the calculation of these amounts are included in footnote 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report. See the “2011 Grants of Plan-Based Awards” table for information on stock options granted in 2011. The amounts for fiscal year 2010 were excluded from the Summary Compensation Table of the proxy for fiscal year 2010.
(2)	Represents annual cash incentive compensation under our 2011 Annual Incentive Plan. See “Annual Incentive Compensation” for additional details.
(3)	All other compensation for 2011 includes amounts of $7,333, $5,500 and $5,500 for Messrs. Plesner, Curran and Damico, respectively, as a 401(k) plan matching contribution. Also includes amounts of $32,000 for miscellaneous expense payments designed to defray, in part, the cost to Mr. Curran of an apartment he had rented near our New York headquarters.
(4)	Mr. Damico resigned as the President and Chief Executive Officer of IntraLinks effective December 15, 2011. Mr. Hovsepian was appointed as the President and Chief Executive Officer of the Company on December 15, 2011.
(5)	Mr. Curran resigned from his position as Executive Vice President, Business and Legal Affairs of IntraLinks effective January 27, 2012 and as a non-executive employee of the Company effective March 31, 2012.

Grants of Plan-Based Awards

The following table presents information on plan-based awards for the fiscal year ended December 31, 2011 to our named executive officers:

GRANTS OF PLAN-BASED AWARDS IN 2011 FISCAL YEAR

	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards(3) ($)
Name		Threshold ($)	Target ($)	Maximum ($)
Ronald W. Hovsepian(4)	12/15/2011	$—	$—	$—	—	1,300,000	$6.05	$4,269,200
J. Andrew Damico(5)	2/22/2011	$318,750	$425,000	$637,500	—	400,000	$25.89	$5,884,360
Anthony Plesner	2/22/2011	$135,000	$180,000	$270,000	—	100,000	$25.89	$1,471,090
David Curran	2/22/2011	$97,500	$130,000	$195,000	—	40,000	$25.89	$588,436

(1)	Reflects the grant date of all stock options and restricted stock granted in 2011.
(2)	The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts potentially payable under our 2011 Annual Incentive Plan as implemented, respectively, assuming the minimum performance goals and other conditions were achieved.
(3)	For option awards, this value reflects the grant date fair value as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in the calculation of these amounts are included in footnote 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report.
(4)	Although Mr. Hovsepian was not eligible to participate in the 2011 Annual Incentive Plan, he is eligible to receive an annual bonus based on criteria determined by the compensation committee with a target bonus for the year 2012 equal to 100% of his annual base salary of $475,000.
(5)	The stock option award granted to Mr. Damico on February 22, 2011 did not continue to vest beyond Mr. Damico’s effective separation date of February 1, 2012

Outstanding Equity Awards

The following table sets forth certain information concerning the number of outstanding equity awards held by our named executive officers that are exercisable and unexercisable, or vested and not vested, at December 31, 2011:

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stocks that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested(7) ($)
Ronald W. Hovsepian	—		1,300,000	(1)	$6.05	12/15/2021
Anthony Plesner	42,857	(2)	57,143	(2)	$6.76	2/26/2020
			100,000	(3)	$25.89	2/22/2021
David Curran			40,000	(4)	$25.89	2/22/2021	34,821	(5)	$217,283
J. Andrew Damico(6)	300,000		—		$1.59	2/26/2018
	171,429		228,571		$6.76	2/26/2020
			400,000		$25.89	2/22/2021

(1)	Represents a stock option award granted on December 15, 2011 for 1,300,000 shares of common stock under our 2010 Equity Incentive Plan. 25% of the shares vested on December 15, 2012 and the remainder of the shares vest at a rate of 6.25% quarterly thereafter such that the award becomes fully vested on December 15, 2015.
(2)	Represents a stock option award granted on February 26, 2010 for 100,000 shares of common stock under our 2007 Stock Option and Grant Plan. 25% of the shares vested on February 28, 2011 and the remainder of the shares vest at a rate of 1.78% each month thereafter such that the award becomes fully vested on August 31, 2014.
(3)	Represents a stock option award granted on February 22, 2011 for 100,000 shares of common stock under our 2010 Equity

Incentive Plan. 25% of the shares vested on February 29, 2012 and the remainder of the shares vest at a rate of 1.78% each month thereafter such that the award becomes fully vested on August 31, 2015.
(4)	Represents a stock option award granted on February 22, 2011 for 40,000 shares of common stock under our 2010 Equity Incentive Plan. 25% of the shares vested on February 29, 2012 and the remainder of the shares vest at a rate of 1.78% each month thereafter such that the award becomes fully vested on August 31, 2015.
(5)	Represents a restricted stock award granted on November 8, 2010 for 50,000 shares of common stock under our 2010 Equity Incentive Plan. 25% of the shares vested on September 30, 2011 and the remainder of the shares vest at a rate of 1.78% each month thereafter. On January 27, 2012, Mr. Curran entered into a Separation and Independent Contractor Services Agreement with the Company. Under the terms of the agreement, the unvested portion of his restricted stock unit grant received on November 8, 2010 (32,143 unvested shares as of March 31, 2012) shall continue to vest at the rate of 1.78% each month beginning April 30, 2012 through January 31, 2013, at which time the vesting of the remaining unvested shares will be immediately accelerate. As of March 31, 2012, all other unvested stock options are forfeited.
(6)	Although Mr. Damico resigned as the President and Chief Executive Officer on December 15, 2011, he agreed to continue his employment with the Company in a non-executive capacity to assist in the transition of his responsibility. The number of shares in column (b) and (c) represents vested and unvested stock options held by Mr. Damico as of December 31, 2011. Mr. Damico entered into a Separation Agreement with the Company on February 1, 2012. Under the Separation Agreement, effective February 1, 2012, only the unvested portion of his stock option grant received on February 26, 2010 (221,429 unvested shares as of February 1, 2012) are accelerated and all other unvested stock options are forfeited.
(7)	The value of accelerated equity awards is based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24.

Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2011

The following table sets forth for each named executive, certain information with respect to the exercise of stock options and the vesting of restricted stock awards during the fiscal year ended December 31, 2011:

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Ronald W. Hovsepian	—	—	—	—
Anthony Plesner	—	—	35,143	577,862
David Curran	—	—	15,179	118,342
J. Andrew Damico	—	—	107,143	1,761,782

(1)	The value realized on vesting of restricted stock is based on the closing price of our common stock on the trading date immediately preceding the date of vesting.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-qualified Deferred Compensation

None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Employment Agreements and Change in Control Arrangements

Employment Agreement with Mr. Hovsepian

In connection with his appointment as the President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Hovsepian, effective December 15, 2011. Pursuant to the terms of the Employment Agreement, Mr. Hovsepian will receive an annual base salary of $475,000 and be eligible to receive an annual bonus based on criteria determined by the compensation committee, with the target bonus for 2012 equal to 100% of annual base salary. Mr. Hovsepian is also eligible to participate in the Company’s employee benefit plans in a manner consistent with other executives of the Company In addition, pursuant to the terms of the Employment Agreement and the Company’s 2010 Equity Incentive Plan, on December 15, 2011, the compensation committee granted Mr. Hovsepian a stock option to purchase 1,300,000 shares of common stock, at an exercise price of $6.05 per share, which is equal to the closing trading price of the common stock on the New York Stock Exchange on the date of grant. The option vests over 48 months with

25% of the shares vesting on the one year anniversary of the grant date and the remaining shares vesting in equal quarterly installments over the following 12 quarters, subject to Mr. Hovsepian’s continued employment with the Company. On January 1, 2012, the compensation committee also granted Mr. Hovsepian an award of 500,000 shares of restricted common stock under the 2010 Equity Incentive Plan, with vesting based upon the achievement of specified stock performance and service thresholds. The Restricted Stock Award is divided into four tranches of 125,000 shares, with the vesting of each tranche subject to the Company’s common stock attaining, within five years from the grant date, a price of $15, $20, $25 and $30 per share, respectively, for 20 consecutive trading days. Upon meeting the respective performance vesting condition, each tranche vests in equal quarterly installments over a one year period subject to Mr. Hovsepian’s continued employment.

In the event Mr. Hovsepian’s employment is terminated without cause or for good reason (each, as defined in the Employment Agreement), he is entitled to (i) an amount equal to two years’ annual base salary at the rate in effect at termination payable in lump sum, plus a prorated portion of any annual bonus earned in the year of termination, (ii) continuation of his health benefits for one year (or such sooner date as he begins employment with another employer), and (iii) one year of accelerated time-based vesting on all of his equity awards subject to the achievement of any performance-based conditions and (iv) with respect solely to the December 15, 2011 option award, a post-termination exercise period for the vested portion of option awards equal to the earlier of one year and the expiration date of the award.

In the event of a change in control of the Company as specified in the Employment Agreement, any unvested equity awards held by Mr. Hovsepian will fully-vest (subject to the achievement of any performance-based conditions). In the event Mr. Hovsepian’s employment is terminated within one year following such change in control without cause or for good reason under the Employment Agreement, he shall be entitled to (i) a payment equal to 2.5 times the sum of his annual base salary at the rate in effect at termination plus his target annual bonus, (ii) continuation of his health benefits for one year (or such sooner date as he begins employment with another employer) and (iii) one year of accelerated vesting on any remaining unvested equity awards (subject to the achievement of any performance-based conditions).

The Company’s obligations under the Employment Agreement are subject to Mr. Hovsepian’s covenant not to compete with the Company for a period of one year following any termination of his employment. Moreover, the payment of any severance amounts are subject to his execution of a general release in favor of the Company.

Employment Agreement with Mr. Plesner

On March 18, 2005, we entered into an employment agreement with Mr. Plesner, our Chief Financial Officer and Chief Administrative Officer, which sets forth the terms and conditions of Mr. Plesner’s employment. The employment agreement has no specified term and constitutes at-will employment. Mr. Plesner’s base salary was originally set at $260,800 per year, subject to annual review and increases in the discretion of our board of directors, and is current set at $300,000 per year. The agreement also sets forth a potential annual bonus as a percentage of salary for Mr. Plesner, as determined by the board in its sole discretion, based on achievement of performance milestones. Furthermore, he is eligible to participate in our employee benefits program. At any time during the term of the agreement, in the event Mr. Plesner is terminated by us without cause as defined in the employment agreement, Mr. Plesner will be entitled to receive continued payment of his annual base salary for six months, a prorated portion of Mr. Plesner’s target bonus and continuation of his health benefits for six months (or that date he becomes entitled to coverage by another employer if sooner). The employment agreement also provided for certain additional severance benefits upon a termination without cause following a change in control of the company, which are superseded by our Senior Executive Severance Plan (described below) to the extent that it provides more advantageous benefits. Mr. Plesner’s severance is subject to his covenant not to compete with us for a period of one year following the termination of his employment.

Senior Executive Severance Plan

In addition to the foregoing agreements, in December 2010, we adopted a Senior Executive Severance Plan that provides for certain severance payments for termination of employment following a change in control. Upon a termination by us other than for cause, death or disability, or by the executive for good reason, within 12 months following a change in control of the Company, each of our named executive officers and other senior executives is entitled to a lump sum payment equal to one year’s base salary plus the current year target bonus and continued health benefits for 12 months (or the date upon which such executive becomes entitled to coverage by another employer, if sooner). Any executive who would otherwise be entitled to severance benefits under his employment agreement in connection with a change in control of our Company will receive the greater of such benefits or the benefits provided under this severance policy, as determined by us. Cause is defined under these agreements to include financial dishonesty, intentional misrepresentation, harassment, unauthorized disclosure of proprietary information, material misconduct or non-performance of duties and certain violations of our policies. Good reason includes a material reduction in the executive’s annual base salary (except for across the board salary reductions), a material diminution of the executive’s responsibility or authority or a more than 75 mile relocation of the executive’s primary business location.

Our stock option and restricted stock award agreements for our senior executives, including our named executive officers, also generally provide for 50% accelerated vesting of any unvested shares if such equity awards are not assumed, or otherwise substituted, in connection with a change in control. If assumed, such equity awards generally provide for 100% accelerated vesting upon termination of employment without cause or material diminution in duties within 12 months following a change in control.

Separation and General Release Agreement with Mr. Damico

In connection with his resignation as President and Chief Executive Officer of the Company on December 15, 2011, J. Andrew Damico agreed to continue his employment with the Company in a non-executive capacity to assist in the management transition. In connection with the foregoing arrangements, Mr. Damico and the Company entered into a Separation and General Release Agreement effective as of February 1, 2012 (the “Separation Agreement”).

Under the Separation Agreement, Mr. Damico became eligible for severance benefits including: (i) a lump sum payment of $425,000, representing twelve months of his base salary; (ii) accelerated vesting of the remaining 221,429 unvested options under a stock option granted to him on February 26, 2010 at an exercise price of $6.76 per share; (iii) a twelve-month post-termination period to exercise all of his stock options vested as of the termination date; and (iv) reimbursement of up to twelve months of COBRA continuation coverage under the Company’s medical and dental plans (collectively, the “Separation Benefits”). The Separation Benefits are in lieu of any severance amounts under Mr. Damico’s employment agreement with the Company or the Senior Executive Severance Plan. The stock option award granted to Mr. Damico on February 22, 2011, did not continue to vest beyond Mr. Damico’s effective separation date of February 1, 2012.

In consideration of the benefits conferred by the Separation Agreement, Mr. Damico agreed to provide the Company with a general release of claims. The Separation Benefits are also subject to on-going compliance with Mr. Damico’s continuing obligations to the Company under his employment agreement and the Separation Agreement, including confidentiality and non-disparagement covenants and non-competition and non-solicitation restrictions for two years following the termination date.

Consulting Agreement with Mr. Curran

On January 27, 2012, Mr. Curran resigned from his position as Executive Vice President, Business and Legal Affairs and as a non-executive employee of the Company effective March 31, 2012. In connection with his resignation, Mr. Curran agreed to assist the Company on various corporate matters as a non-executive employee until March 31, 2012 and, thereafter until January 31, 2013, as a consultant pursuant to a Separation and Independent Contractor Services Agreement (the “Consulting Agreement”) with the Company entered into on January 27, 2012. During the consulting term, the Company will pay Mr. Curran a monthly consulting fee of $21,666.67 and reimburse the amount of Mr. Curran’s health and dental benefits subsidized by the Company for employees. Mr. Curran will also continue to be eligible for a cash bonus award, if any, made pursuant the terms of the Company’s Senior Executive Incentive Bonus Plan for fiscal 2011 performance. Mr. Curran’s restricted stock unit award granted on November 8, 2010 for 50,000 restricted stock units will continue to vest in accordance with its existing terms during the consulting term and, subject to Mr. Curran’s compliance with his obligations under Consulting Agreement, will fully vest on January 31, 2013. The stock option award granted to Mr. Curran on February 22, 2011, did not continue to vest beyond Mr. Curran’s effective separation date of March 31, 2012. In consideration of the benefits conferred by the Consulting Agreement, Mr. Curran agreed to enter into a standard release of claims upon termination of his employment.

Potential Payments Upon Termination or Change in Control

The following summaries set forth potential payments payable to our executive officers upon termination of employment by us other than for cause or death or disability, or by the executive for good reason, following a change in control of us or otherwise.

Termination by us other than for cause prior to a change in control

Our employment agreement with Mr. Hovsepian provides that if we terminate his employment other than for cause or the executive terminates his employment for Good Reason as defined in the agreement, the executive is entitled to:

•	a lump sum of 24 months of base salary at the rate in effect at termination;
•	pro-rated portion of target annual bonus;
•	continued health benefits for 12 months (or the date upon which such executive becomes entitled to coverage by another employer, if sooner).
•	accelerated vesting of his equity awards with service vesting through the next 12 months and, the post-termination exercise period for 12 months

Our employment agreement with Mr. Plesner provides that if we terminate his employment other than for cause, the executive is entitled to:

•	a lump sum of 6 months of base salary at the rate in effect at termination;
•	pro-rated portion of target annual bonus;
•	continued health benefits for six months (or the date upon which such executive becomes entitled to coverage by another employer, if sooner).

The foregoing benefits are subject to Mr. Hovsepian’s and Mr. Plesner’s compliance with a covenant not to compete with us for 12 months following termination of employment. No other executive officer is entitled to any severance payments upon a termination of employment prior to a change in control of our Company.

Termination by us for cause; death or disability; or termination by executive for other than good reason.

Regardless of any change in control, we are not obligated to make any cash payment or benefit to our executive officers if their employment is terminated by us for cause or due to death or disability of the executive, other than the payment of unpaid salary and accrued and unused vacation pay. In addition, we do not provide benefits for any of our executive officers for any termination of employment by them without good reason prior to a change in control of our Company.

Termination by us other than for cause or termination by executive for good reason following a change in control.

Our employment agreement with Mr. Hovsepian provides that in the event of change in control of the Company as specified in the Employment Agreement, any unvested equity awards held by Mr. Hovsepian will fully-vested (subject to the achievement of any performance-based conditions). In the event Mr. Hovsepian’s employment is terminated by us other than for cause or by the executive for Good Reason within one year following a change in control, the executive is entitled to:

•	2.5 times the sum of his annual base salary at the rate in effect at termination plus his target annual bonus;
•	continued health benefits for 12 months (or the date upon which such executive becomes entitled to coverage by another employer, if sooner); and
•	one year of accelerated vesting on any remaining unvested equity awards.

Our senior executive severance policy provides that, in the event of a termination of employment of any of our executive officers other than for cause, or if such executive terminates his employment for good reason within twelve months following a change in control, such executive is entitled to a lump-sum severance payment equal to:

•	100% of annual base salary;
•	100% of the executive officer’s target bonus for the year in which the termination of employment occurs; and
•	continued health benefits for 12 months (or the date upon which such executive becomes entitled to coverage by another employer, if sooner).

Any executive who would otherwise be entitled to severance benefits under his employment agreement in connection with a change of control will receive the greater of such benefits or the benefits provided under this severance policy, as determined by us. All unvested equity awards assumed in the change in control that are held by each such terminated executive officer also become fully-vested and immediately exercisable.

Mr. Hovsepian’s employment agreement and the Senior Executive Severance Plan contain a “best after-tax benefit”, which provides that to the extent that an executive’s severance payments would constitute excess parachute payments within the meaning of Section 280G of the Code, then the Company shall have the ability to either pay the executive the full amount due under the agreement or alternatively, reduce his or her severance payments to an amount whereby no Section 4999 excise tax would be due, whichever provides the highest after-tax severance benefit to the executive. None of our named executive officers is entitled to receive a “gross-up” or similar payment for any excise taxes that may become payable in connection with a change in control.

Partial acceleration of vesting upon a change in control.

The terms of our equity award agreements with our executive officers provide that the equity awards granted to each of our executive officers will have the vesting of the unvested portion of such awards accelerated by 50% upon any change in control in the event such awards are not assumed by, or substituted for equivalent awards of, the acquiring entity in such change in control.

The following tables describe the potential payments and benefits upon employment termination or change in control for our President and Chief Executive Officer, Mr. Hovsepian, our Chief Financial Officer and Chief Administrative Officer, Mr. Plesner, and our former Executive Vice President, Business and Legal Affairs, David G. Curran, as if each of their respective employments terminated as of December 31, 2011, the last business day of our last fiscal year.

Ronald W. Hovsepian

Executive Benefits and Payments Upon Termination	Termination by Company for Other than Cause	Termination by the Company for Other than Cause or Voluntary Resignation for Good Reason Following Change in Control		Acceleration Upon Change in Control(1)
Base Salary	$950,000	$1,187,500		$—
Bonus(2)	$—	$—		$—
Value of vested equity(3)	$—	$—		$—
Value of accelerated equity(4)	$61,750	$247,000		$247,000
Continued health benefits	$11,632	$11,632		$—
Total	$1,023,382	$1,446,132	(5)	$247,000

(1)	Pursuant to Mr. Hovsepian’s employment agreement, in the event of a change in control, all of his unvested equity awards will fully vest.
(2)	Pursuant to Mr. Hovsepian’s employment agreement, he is entitled to receive a pro-rated target bonus upon termination by the Company without cause or by the executive for good reason without a change in control. He is entitled to 2.5 times target bonus upon termination by the Company without cause or by the executive for good reason following a change in control. However, Mr. Hovsepian was not eligible for bonus payouts for fiscal year 2011, and therefore is not eligible for bonus severance payments under either December 31, 2011 termination scenario.

(3)	Reflects the in-the-money value of all vested and outstanding equity awards based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share. Mr. Hovsepian did not have any vested and outstanding equity awards on December 31, 2011.
(4)	Reflects the accelerated value of eligible unvested outstanding equity based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share.
(5)	Mr. Hovsepian’s employment has a “best after-tax benefit” provision which provides that to the extent his severance payments would constitute excess parachute payments within the meaning of Section 280G of the Code, then the Company shall have the ability to either pay him the full amount due under the agreement or alternatively, reduce his severance payments to an amount whereby no Section 4999 excise tax would be due, whichever provides the highest after-tax severance benefit Mr. Hovsepian. In this scenario, the full amount due provides the highest after-tax severance benefit.

Anthony Plesner

Executive Benefits and Payments Upon Termination	Termination by Company for Other than Cause	Termination by the Company for Other than Cause or Voluntary Resignation for Good Reason Following Change in Control		Acceleration Upon Change in Control(1)
Base Salary	$150,000	$300,000		$—
Bonus(2)	$135,000	$180,000		$—
Value of vested equity(3)	$—	$—		$—
Value of accelerated unvested equity(4)	$—	$—		$—
Continued health benefits	$5,652	$11,303		$—
Total	$290,652	$491,303	(5)	$—

(1)	Accelerated vesting indicated in this column is applicable only in the event that equity awards are not assumed by, or substituted for equivalent awards of, the acquiring entity in connection with the change in control.
(2)	Mr. Plesner is entitled to 75% of his target bonus for termination during the last quarter of a year by the Company without cause. He is entitled to 100% of target bonus upon termination by the Company without cause or by himself for good reason following a change in control.
(3)	Reflects the in-the-money value of all vested and outstanding equity awards based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share. Mr. Plesner had no in-the-money vested and outstanding equity awards on December 31, 2011.
(4)	Reflects the accelerated value of eligible unvested outstanding equity based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share. None of Mr. Plesner’s unvested outstanding equity awards were in-the-money at December 31, 2011.
(5)	The severance agreement has a “best after-tax benefit” provision which provides that to the extent an executive’s severance payments would constitute excess parachute payments within the meaning of Section 280G of the Code, then the Company shall have the ability to either pay him or her the full amount due under the agreement or alternatively, reduce his or her severance payments to an amount whereby no Section 4999 excise tax would be due, whichever provides the highest after-tax severance benefit to the executive. In this scenario, the full amount due provides the highest after-tax severance benefit.

David Curran

Executive Benefits and Payments Upon Termination	Termination by Company for Other than Cause	Termination by the Company for Other than Cause or Voluntary Resignation for Good Reason Following Change in Control		Acceleration Upon Change in Control(1)
Base Salary	$130,000	$260,000		$—
Bonus(2)	$—	$130,000		$—
Value of vested equity(3)	$—	$—		$—
Value of accelerated unvested equity(4)	$—	$217,283		$108,642
Continued health benefits	$5,652	$11,303		$—
Total	$135,652	$618,586	(5)	$108,642

(1)	Accelerated vesting indicated in this column is applicable only in the event that equity awards are not assumed by, or substituted for equivalent awards of, the acquiring entity in connection with the change in control.
(2)	Mr. Curran is entitled to 100% of target bonus upon termination by the Company without cause or by himself for good reason following a change in control.
(3)	Reflects the in-the-money value of all vested and outstanding equity awards based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share. Mr. Curran had no in-the-money vested and outstanding equity awards on December 31, 2011.

(4)	Reflects the accelerated value of eligible unvested outstanding equity based on the closing price of our stock on the New York Stock Exchange on December 31, 2011, which was $6.24 per share.
(5)	The severance agreement has a “best after-tax benefit” provision which provides that to the extent an executive’s severance payments would constitute excess parachute payments within the meaning of Section 280G of the Code, then the Company shall have the ability to either pay him or her the full amount due under the agreement or alternatively, reduce his or her severance payments to an amount whereby no Section 4999 excise tax would be due, whichever provides the highest after-tax severance benefit to the executive. In this scenario, the full amount due provides the highest after-tax severance benefit.

Benefit Plans

Our executive officers participate in our 2010 Equity Incentive Plan, the amendment and restatement of which is described in extensive detail in Proposal 3 below, our 2007 Stock Option and Grant Plan, 2010 Employee Stock Purchase Plan and 401(k) plan, described below, and in 2007, certain executive officers also participated in our 2007 Restricted Preferred Stock Plan, which is also described below. Generally, shares that are forfeited or canceled from awards under the 2010 Equity Incentive Plan, the 2007 Stock Option and Grant Plan and the Restricted Preferred Stock Plan also will be available for future awards.

2010 Equity Incentive Plan

Introduction.  Our 2010 Equity Incentive Plan, or 2010 Equity Plan, was adopted by our board of directors in March 2010 and approved by our stockholders in July 2010. The maximum number of shares of Common Stock reserved and available for issuance under the 2010 Equity Incentive Plan is 8,000,000 shares. The 2010 Equity Plan permits us to make grants of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, performance shares and dividend equivalent rights to our executives, employees, non-employee directors and consultants. As of December 31, 2011, stock options to purchase an aggregate of 4,817,748 shares of our common stock were outstanding under the 2010 Equity Plan. Additionally, during the year ended December 31, 2011, 157,643 shares of restricted stock units were awarded to our employees under the 2010 Equity Plan, all of which were unvested as of December 31, 2011.

Share Reserve.  The 2,832,151 shares of common stock that remained available for future grant under the terms of the 2007 Stock Option and Grant Plan have been reserved for issuance under the 2010 Equity Plan. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Generally, shares that are forfeited or canceled from awards under the 2010 Equity Plan, our 2007 Stock Option and Grant Plan and our 2007 Restricted Preferred Stock Plan also will be available for future awards.

Administration.  The 2010 Equity Plan is administered by either the board or the compensation committee of our board of directors (in either case, the “administrator”). The administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Equity Plan.

Eligibility.  All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2010 Equity Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the 2010 Equity Plan. For example, no more than 2,000,000 shares of common stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period. The maximum performance-based award payable to any grantee in a performance cycle is 1,000,000 shares of common stock or $5,000,000 if the award is payable in cash. These limits are intended to comply with Section 162(m) of the Code and will become effective when the reliance period for a newly public company ends.

Types of Awards.  The types of stock awards that are available for grant under the 2010 Equity Plan are:

•	incentive stock options;
•	non-qualified stock options;
•	stock appreciation rights;
•	restricted stock awards and units;

•	unrestricted stock awards;
•	performance share awards;
•	cash based awards;
•	dividend equivalent rights; and
•	combinations of the foregoing.

The exercise price of stock options awarded under the 2010 Equity Plan may not be less than the fair market value of our common stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised. To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The administrator determines the terms of stock appreciation rights.

Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may also award restricted stock units, which entitle the participant to receive one share of common stock at the time the unit vests. The administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The administrator will determine the number of shares of restricted stock or restricted stock units granted to any employee. Our 2010 Equity Plan also gives the administrator discretion to grant stock awards free of any restrictions.

Performance share awards are awards entitling the grantee to receive shares of our common stock upon the attainment of performance goals.

Dividend equivalent rights are awards entitling the grantee to current or deferred payments equal to dividends on a specified number of shares of stock. Dividend equivalent rights may be settled in cash or shares and are subject to other conditions as the administrator shall determine.

In connection with performance-based awards (other than stock options or stock appreciation rights) that are intended to satisfy the requirements of Section 162(m) of the Code, each eligible participant’s stock or cash award will be based on one or more pre-established performance targets determined in the discretion of the administrator. Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment, if any, with respect to a cash-based award may be made in cash or in shares of stock, as the administrator determines.

Transferability.  Unless otherwise determined by the administrator or provided for in a written agreement evidencing an award, our 2010 Equity Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control.  Except as otherwise provided by the administrator and evidenced in a particular award, in the event of a merger, sale or dissolution, or a similar change in control unless assumed or continued by any successor entity, all stock options and stock appreciation rights granted under the 2010 Equity Plan will terminate automatically unless the successor entity agrees to assume the awards. In the event the awards are to be terminated, the administrator may provide for payment in exchange for the termination of the awards. Furthermore, at any time the administrator may provide for the acceleration of exercisability and/or vesting of an award.

Term.  Unless earlier terminated by the board of directors, the 2010 Equity Plan will expire on the tenth anniversary of the latest date our stockholders approved the plan, including any subsequent amendment or restatement. No awards will be granted under the 2010 Equity Plan after that date.

Amendment or Termination.  The board of directors may amend, suspend, or terminate the 2010 Equity Plan in any respect at any time, subject to stockholder approval where such approval is required by applicable law or stock exchange rules. Further, any material amendments to the 2010 Equity Plan will be subject to approval by our stockholders, including any amendment that increases the number of shares available for issuance under the 2010 Incentive Plan or expands the types of awards available under, the eligibility to participate in, or the duration of, the plan. No amendment to the 2010 Equity Plan may materially impair any of the rights of a participant under any awards previously granted without his or her written consent. The administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights or effect repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash.

2007 Stock Option and Grant Plan

The maximum number of shares of Common Stock initially reserved and available for issuance under the 2007 Stock Option and Grant Plan was 4,000,000 shares. Under the 2007 Stock Option and Grant Plan, the maximum number of shares increased by one share automatically for every share of restricted Series A Preferred issued under the 2007 Restricted Preferred Stock Plan that failed to vest and was cancelled. On March 8, 2010, an additional 4,000,000 shares of Common Stock were authorized for issuance under the 2007 Stock Option and Grant Plan, increasing the number of shares of Common Stock authorized for issuance to 8,000,000. Effective upon the adoption of the Company’s 2010 Equity Incentive Plan, the Company’s board of directors determined not to grant any further awards under the 2007 Stock Option and Grant Plan and the shares of Common Stock that remained available for future awards under the 2007 Stock Option and Grant Plan have been reserved for issuance under the 2010 Equity Incentive Plan.

2010 Employee Stock Purchase Plan

The 2010 Employee Stock Purchase Plan (the “2010 ESPP”) was adopted by the Company’s board of directors and approved by its stockholders in July 2010. The Company’s 2010 ESPP authorizes the issuance of up to a total of 400,000 shares of its Common Stock to participating employees. The Company will make one or more offerings each year to its employees to purchase stock under the 2010 ESPP, usually beginning on the first business day occurring on or after each January 1, April 1, July 1 and October 1 (the “offering date”) and will end on the last business day occurring on or before the following March 31, June 30, September 30 and December 31, respectively (the “exercise date”).

The 2010 ESPP permits a participating employee to make contributions to purchase shares of Common Stock by having withheld from his or her salary a minimum of 10 dollars ($10) per pay period, up to a maximum of 10% of the employees’ salary per pay period. Under the 2010 ESPP, eligible employees of the Company may elect to participate up to 15 business days prior to the offering date. On the exercise date, a participating employee’s contributions will be used to purchase up to 5,000 shares of Common Stock for the participating employee. In addition to the 5,000 share purchase limit, the cost of shares purchased under the plan by a participating employee cannot exceed $25,000 in any plan year. The purchase price for each share will be 85% of the fair market value, as defined in the 2010 ESPP, of the Common Stock on either the offering date or the exercise date, whichever is less.

2007 Restricted Preferred Stock Plan

Our 2007 Restricted Preferred Stock Plan, or the 2007 Preferred Plan, was approved on June 15, 2007. An aggregate of 2,033,320 shares of our Series A-1 Preferred Stock were authorized for issuance under the 2007 Preferred Plan, all of which were granted on June 15, 2007. At the closing of our initial public offering, all outstanding shares of Series A Preferred Stock converted into shares of Common Stock, including unvested restricted Series A Preferred shares. As of December 31, 2011, there were no shares of Series A Preferred Stock issued or outstanding.

401(k) Plan

We maintain a tax-qualified retirement plan that provides all regular employees with an opportunity to save for retirement on a tax-advantaged basis. Under the 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan subject to applicable annual

Internal Revenue Code limits. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. The 401(k) plan allows for matching contributions to be made by us. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made.

COMPENSATION PRACTICES RISK ASSESSMENT

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on our Company. The compensation committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The compensation committee reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

•	our allocation of compensation between cash compensation and long-term equity compensation, combined with our typically 54-month vesting schedule, discourages short-term risk taking;
•	our approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of our incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;
•	our compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking; and
•	our business does not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk).

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, or “CD&A,” with management, and, based on such review and discussion, recommended to the Board of Directors the inclusion of the CD&A in this proxy statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Peter Gyenes, Chairman Brian J. Conway Habib Kairouz Robert C. McBride

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Compensation Discussion and Analysis” in this proxy statement and the transactions described below, since January 1, 2011, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, had or will have a direct or indirect material interest.

We have adopted a written policy that requires all future transactions between us and any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Each of the transactions described below was approved or ratified by a majority of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

The Merger and Related Agreements

In June 2007, IntraLinks Holdings, Inc., then a newly-formed entity owned by affiliates of our two largest stockholders, TA Associates, L.P. and Rho Capital Partners, Inc., as well as other stockholders, former officers and employees of IntraLinks, Inc., completed an acquisition and majority recapitalization of IntraLinks, Inc. in which it acquired all of the outstanding equity of IntraLinks, Inc. for approximately $447 million (the “Merger”). In connection with the Merger, we incurred indebtedness of $275.0 million in principal to finance the acquisition. Of this principal amount, funds affiliated with TA Associates, L.P. were lenders under our second lien credit facility of $30.0 million in principal to us. One of our directors, Brian J. Conway, is affiliated with TA Associates, L.P, and as of December 31, 2011, funds managed by TA Associates, L.P. beneficially owned approximately 17.1% of our common stock.

Registration Rights Agreement

In connection with the Merger, we entered into a registration rights agreement with all of the investors participating therein, including affiliates of TA Associates, L.P. and Rho Capital Partners, Inc., and our chief executive officer, J. Andrew Damico, providing for registration rights with respect to the shares of our common stock that were issued upon conversion of our Series A Preferred Stock sold in these transactions. Under the registration rights agreement, certain investors affiliated with TA Associates, L.P., considered as a single group, and certain investors affiliated with Rho Capital Partners, Inc., considered as a single group, each have the right to make one request that we register all or a portion of their shares of our common stock. In addition, the registration rights agreement grants affiliates of TA Associates, L.P. and Rho Capital Partners, Inc., and our former chief executive officer, J. Andrew Damico, certain demand, piggyback and Form S-3 registration rights.

Stockholders Agreement

In connection with the Merger, we also entered into a stockholders agreement with all of the investors participating therein, including affiliates of TA Associates, L.P. and Rho Capital Partners, Inc., and our former chief executive officer, J. Andrew Damico. All covenants under the stockholders agreement, except for certain provisions relating to our obligations to maintain directors and officers insurance, indemnify our directors and stockholders, pay the reasonable expenses of our non-employee directors incurred in attending board and board committee meetings and compensate our directors for their service as directors, terminated immediately prior to the completion of our initial public offering.

Customer Agreements

Controlling Persons.  Affiliates of one of our largest shareholders, TA Associates, L.P., are also our customers. These affiliates of TA Associates, L.P. made payments to us in connection with our services using the IntraLinks platform totaling approximately $194,300 during the fiscal year ended December 31, 2011.

Directors.  J. Chris Scalet, one of our directors, is currently executive vice president, Global Services and chief information officer of Merck & Co., Inc. (“Merck”), a global research-driven pharmaceutical company. Affiliates of Merck are customers of the Company and, in connection therewith, have made payments to the Company for their use of the IntraLinks platform totaling approximately $2,989,686 during the fiscal year ended December 31, 2011.

Transactions With Our Executive Officers and Directors

Employment Agreements

We have employment agreements with Ronald Hovsepian, our President and Chief Executive officer, Anthony Plesner, our Chief Financial Officer and Chief Administrative Officer, and Scott Semel, our Executive Vice President, General Counsel and Corporate Secretary, which provide for certain salary, bonus, stock option and severance compensation. We also entered into a separation agreements with our former Chief Executive Officer, J. Andrew Damico, and a separation and consulting agreement with our former Executive Vice President, Business and Legal Affairs, David G. Curran. For more information regarding these agreements, see “Compensation Discussion and Analysis” in this proxy statement.

Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and amended and restated by-laws provide that we will indemnify each of our directors and executive officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our executive officers and directors, providing for indemnification against expenses and liabilities reasonably incurred in connection with their service for us on our behalf. For more information regarding these agreements, see “Compensation Discussion and Analysis — Limitation of Liability and Indemnification Arrangements.”

Stock and Stock Option Awards and Senior Executive Severance Plan

For information regarding stock options and stock awards granted to our named executive officers and directors and our Senior Executive Severance Plan see “Compensation Discussion and Analysis — Elements of Compensation” and “Compensation Discussion and Analysis — Director Compensation” in this proxy statement.

AMENDMENT AND RESTATEMENT OF INTRALINKS HOLDINGS, INC.
2010 EQUITY INCENTIVE PLAN

(PROPOSAL NO. 3)

Proposal

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On April 26, 2012, the Board of Directors approved an amendment and restatement of the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Amended 2010 Plan”), subject to stockholder approval. As of April 16, 2012, there were only approximately 287,095 shares of common stock available for future grants under the plan. The Compensation Committee believes that the Company needs a greater reserve of shares of common stock for future awards to executives and other key employees. Accordingly, the Board of Directors approved the Amended 2010 Plan to increase the aggregate number of shares authorized for issuance by 4,500,000 shares of common stock. A copy of the Amended 2010 Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the Amended 2010 Plan are:

•	The maximum number of shares of common stock to be issued under the Amended 2010 Plan is the sum of 7,814,330 (an increase of 4,500,000 shares) and shares that are forfeited or canceled under our 2007 Stock Option and Grant Plan and our 2007 Restricted Preferred Stock Plan;
•	Grants of “full-value” awards are deemed for purposes of determining the number of shares available for future grants under the Amended 2010 Plan as an award for 1.23 shares for each share of common stock subject to the award. Grants of stock options or stock appreciation rights are deemed to be an award of one share for each share of common stock subject to the award;
•	Shares tendered or held back for taxes will not be added back to the reserved pool under the Amended 2010 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the Award will be charged to the reserved pool. Additionally, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;
•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;
•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;
•	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards; and
•	Any material amendment to the Amended 2010 Plan is subject to approval by our stockholders.

Based solely on the closing price of our common stock as reported by the New York Stock Exchange on April 16, 2012, the maximum aggregate market value of the 4,500,000 shares of common stock proposed to be added to the Amended 2010 Plan is $22,320,000. The shares we issue under the Amended 2010 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited or canceled under the Amended 2010 Plan, our 2007 Stock Option and Grant Plan

and our 2007 Restricted Preferred Stock Plan are added back to the shares of common stock available for issuance under the Amended 2010 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Amended 2010 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended 2010 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) cash flow (including, but not limited to, operating cash flow and free cash flow); (2) revenue (including but not limited to total company revenue and revenue in specific industries or use cases); (3) bookings; (4) EBITDA (earnings before interest, taxes, depreciation and amortization); (5) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (6) changes in the market price of the common stock; (7) acquisitions or strategic transactions; (8) operating income (loss); (9) return on capital, assets, equity or investment; (10) stockholder returns; (11) return on sales; (12) gross or net profit levels; (13) productivity; (14) expenses; (15) margins; (16) operating efficiency; (17) customer satisfaction; (18) working capital; and (19) earnings (loss) per share of common stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 2,000,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $5 million for any performance cycle.

Summary of the Amended 2010 Plan

The following description of certain features of the Amended 2010 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended 2010 Plan that is attached hereto as Appendix A.

Plan Administration.  The Amended 2010 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2010 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the Amended 2010 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 620 individuals are currently eligible to participate in the Amended 2010 Plan, which includes 3 officers, 610 employees who are not officers, and 7non-employee directors.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 2,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $5 million. In addition, no more than 8,000,000 shares will be issued in the form of incentive stock options.

Effect of Awards.  For purposes of determining the number of shares of common stock available for issuance under the Amended 2010 Plan, the grant of any “full value” award, such as a restricted stock award, restricted stock unit, unrestricted stock award or performance share will be counted as 1.23 shares for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share from each share of common stock actually subject to the award.

Stock Options.  The Amended 2010 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended 2010 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the New York Stock Exchange on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended 2010 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock.  The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.

Restricted Stock Units.  The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Compensation Committee may also grant shares of common stock which are free from any restrictions under the Amended 2010 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights.  The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Compensation Committee may grant cash bonuses under the Amended 2010 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions.  The Amended 2010 Plan provides that upon the effectiveness of a “sale event” as defined in the Amended 2010 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion. In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.  The Amended 2010 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended 2010 Plan, to certain limits in the Amended 2010 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding.  Participants in the Amended 2010 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board may at any time amend or discontinue the Amended 2010 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the New York Stock Exchange, any amendments that materially change the terms of the Amended 2010 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended 2010 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2010 Plan.  The Board adopted the 2010 Plan in March 2010, and the 2010 Plan became effective on the date it was approved by stockholders in July 2010. Awards of incentive options may be granted under the Amended 2010 Plan until the tenth anniversary of Board approval. No other awards may be granted under the Amended 2010 Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the Amended 2010 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2010 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended 2010 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2011: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Ronald W. Hovsepian, President and Chief Executive Officer	$6.05		1,300,000	$—		—
J. Andrew Damico, Former President and Chief Executive Officer	$25.89		400,000	$—		—
Anthony Plesner, Chief Financial Officer and Chief Administrative Officer	$25.89		100,000	$—		—
David G. Curran, Former Executive Vice President, Business and Legal Affairs	$25.89		40,000	$—		—
All executive officers listed above, as a group	$11.87	(2)	1,840,000	$—		—
All current directors who are not executive officers, as a group	$—		—	$17.81	(3)	49,123
All current employees who are not executive officers, as a group	$14.56	(2)	1,191,750	$14.72	(3)	157,643

(1)	The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of stock awards are set forth in the footnotes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.
(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the weighted-average grant date fair value for the group.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2010 Plan. It does not describe all federal tax consequences under the Amended 2010 Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2010 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended 2010 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Amended 2010 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the Amended 2010 Plan.

In addition, the rules of the New York Stock Exchange require that two separate thresholds be met for this proposal to be approved: (1) votes for the proposal must be at least a majority of all of the votes cast on the proposal (including votes for and against and abstentions) and (2) the total number of votes cast on the proposal (regardless of whether they are for or against or abstentions) must represent more than 50% of all of the shares entitled to vote on the proposal. The New York Stock Exchange treats abstentions both as shares entitled to vote and as votes cast, but does not treat broker non-votes as votes cast. Because this proposal is a non-routine matter under the rules of the New York Stock Exchange, brokerage firms, banks and other nominees who hold shares on behalf of clients in “street name” are not permitted to vote the shares if the client does not provide instructions.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND
RESTATEMENT OF THE INTRALINKS HOLDINGS, INC. 2010 EQUITY INCENTIVE PLAN

Equity Compensation Plan Information

The following table provides information as of December 31, 2011 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2010 Equity Incentive Plan, the 2007 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan (without taking into account the additional shares proposed to be added to our Amended 2010 Plan).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted Average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders:	5,040,522	(1)	$10.15	(2)	275,216	(3)
Equity compensation plans not approved by security holders:	N/A		N/A		N/A
Total	5,040,522		$10.15		275,216

(1)	Includes 4,817,748 shares of common stock issuable upon the exercise of outstanding options and 222,774 shares of common stock issuable upon the vesting of restricted stock units. Does not include 72,985 shares of unvested restricted stock awards as they have been reflected in our total shares outstanding.
(2)	Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.
(3)	As of April 16, 2012, there were 287,095 shares available for grants under the Amended 2010 Plan and 198,240 shares available for grants under our 2010 Employee Stock Purchase Plan. There are no shares available for grant under our 2007 Stock Option and Grant Plan.

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of the Board of Directors. The audit committee is responsible for providing independent, objective oversight of our accounting functions and internal controls and performing related functions as described above under “Board of Directors — Committees of Our Board Committees.” In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited consolidated financial statements contained in our Annual Report on Form 10-K for fiscal year 2011 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in such financial statements.

The audit committee is responsible for recommending to the Board of Directors that our consolidated financial statements be included in our Annual Report on Form 10-K. In that regard, the audit committee discussed with our independent auditors those matters the auditors communicated to and reviewed with the audit committee under applicable auditing standards, including information regarding the scope and results of the audit. In addition, the audit committee has discussed with the independent auditors their independence from management and the audit committee and has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee also discussed with our independent auditors the matters set forth in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T. The audit committee met with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality of our accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

The audit committee reviewed and discussed with management and our independent auditors the evaluation of IntraLinks’ internal controls.

Finally, the audit committee reviewed and discussed with management and the independent auditors our audited consolidated balance sheets at December 31, 2011 and our statements of operations, cash flows, stockholders’ equity, and comprehensive income for the 2011 fiscal year. In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for fiscal year 2011 as filed with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Robert C. McBride, Chairman Peter Gyenes Thomas Hale

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated by reference therein.

RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 4)

The audit committee has appointed the firm of PricewaterhouseCoopers, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. PricewaterhouseCoopers, LLP has no direct or indirect interest in the Company or any affiliate of the Company. Although action by the stockholders in this matter is not required, the Board believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent auditors in maintaining the integrity of the Company’s financial controls and reporting. The Board therefore recommends to the stockholders that they ratify the appointment of PricewaterhouseCoopers, LLP as independent auditors of the Company for the fiscal year ending December 31, 2012. Should the stockholders not ratify the selection of PricewaterhouseCoopers, LLP, the audit committee will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

Policy on Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve all audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to meet with the audit committee to review and discuss our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us. Additionally, the audit committee is responsible for reviewing the internal audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements.

All of the services of PricewaterhouseCoopers, LLP for 2011 and 2010 described below were pre-approved by the audit committee.

Auditor Presence at Annual Meeting

A representative of PricewaterhouseCoopers, LLP (our independent auditor for the current year) is expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

PricewaterhouseCoopers, LLP, independent registered public accounting firm, audited our financial statements for the fiscal years ended December 31, 2011 and December 31, 2010. The following table shows the fees for audit and other services provided by PricewaterhouseCoopers, LLP for 2011 and 2010.

	Years Ended December 31,
	2011	2010
Audit fees(1)	$853,618	$525,350
Audit-related fees(2)	110,000	903,920
Tax fees(3)	98,256	351,347
All other fees	—	—
Total fees	$1,061,874	$1,780,617

(1)	Audit Fees consist of fees billed by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for (i) the audit of the Company’s annual financial statements set forth in our Annual Reports on Form 10-K (for the fiscal years ended December 31, 2011 and 2010), (ii) the review of interim financial statements filed with the Securities and Exchange Commission, and (iii) services provided by PwC in connection with statutory and regulatory filings.
(2)	Audit-Related Fees consist of fees billed by PwC for professional services rendered and not reported under “Audit Fees” above, which principally relates to services rendered relating to our initial public offering and follow-on offerings.
(3)	Tax Fees consist of fees billed by PwC for tax compliance, tax advice and tax planning services rendered. Tax-related services rendered by PwC consisted primarily of state income tax services and tax advice related to sales tax and our international operations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSE COOPERS, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and Named Executive Officers, and the holders of more than 10% of our common stock, to file reports with the SEC disclosing their ownership of our stock and changes in such ownership. Officers, Directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of our records and written representations by persons required to file these reports, during 2010, all filing requirements under Section 16(a) were complied with in a timely fashion.

OTHER MATTERS

We do not know of any other matters that will be brought before the Annual Meeting. If, however, other business is properly presented for consideration at the Annual Meeting, the persons named in the proxy card intend to vote in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Proposal for the 2013 Annual Meeting.  Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2013 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the Securities and Exchange Commission, must be received at the Company’s principal executive offices not later than February 1, 2013. Stockholders who wish to make a proposal at the 2013 annual meeting — other than one that will be included in the Company’s proxy statement — must notify us between March 21, 2013 and April 20, 2013. If a stockholder who wishes to present a proposal fails to notify us by April 20, 2013 and such proposal is brought before the 2013 annual meeting, then under the Securities and Exchange Commission’s proxy rules, the proxies solicited by management with respect to the 2013 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to IntraLinks Holdings, Inc., 150 East 42nd Street, 8th Floor, New York, New York 10017, Attn: Corporate Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us and, in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation. We have retained MacKenzie Partners, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $15,000, plus reimbursement of expenses.

VIEWING OF PROXY MATERIALS VIA THE INTERNET

Federal Law permits us to distribute our annual report and this proxy statement to our stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder’s address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. If you would like to receive future stockholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com, click on “Shareholder Account Access,” enter your account number (shown on your proxy card) and tax identification number to log in, select “Receive Company Mailings via E-Mail” and provide your e-mail address. Your election to view proxy materials online is perpetual unless you revoke it later.

In order that your shares may be represented if you do not plan to attend the Annual Meeting, please submit your proxy by filling out, signing, dating and returning your proxy card promptly. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated.

By Order of the Board of Directors

Scott N. Semel
Executive Vice President, General Counsel and
Corporate Secretary

June 1, 2012

APPENDIX A

INTRALINKS HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN

As Amended and Restated

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants) of IntraLinks Holdings, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means August 6, 2010.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the closing price of the Stock as reported by the New York Stock Exchange for the immediately preceding date; provided, however, that if no shares of Stock are traded on the New York Stock Exchange on the immediately preceding date, determination shall be made by reference to the last date preceding such date on which the Stock is traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: cash flow (including, but not limited to, operating cash flow and free cash flow), revenue (including but not limited to total company revenue and revenue in specific industries or use cases), bookings, EBITDA (earnings before interest, taxes, depreciation and amortization), net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, acquisitions or strategic transactions, operating income (loss), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)  Administration of Plan.  The Plan shall be administered by the Administrator.

(b)  Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)  to select the individuals to whom Awards may from time to time be granted;

(ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award upon a Sale Event or in connection with a grantee’s termination of employment;

(vi)  subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)  Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)  Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)  Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)  Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)  Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 3,314,330 shares (the number of shares of Stock reserved under the Plan on the Effective Date), (ii) 4,500,000 shares (the new shares of Stock added to the Plan), (iii) such number of shares equal to the shares underlying any stock options or awards returned to the Company’s 2007 Stock Option and Grant Plan after the Effective Date as a result of the expiration, forfeiture, cancellation or termination of such stock options or awards (other than by means of exercise), and (iv) such number of shares equal to the shares underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, or otherwise terminated under the Company’s 2007 Restricted Preferred Stock Plan after the Effective Date, subject, in each case, to adjustment as provided in Section 3(b). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 8,000,000, subject to adjustment as provided in Section 3(c). For purposes of the number of shares of Stock authorized for grant under this Section 3(a), the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under this Section 3(a): (A) shares tendered by a grantee or withheld by the Company in payment of the exercise price of an Option, or to satisfy any tax withholding obligation with respect to an Award, (B) shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right on exercise thereof, and (C) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)  Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 1.23 shares of Stock for each such share of Stock actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of Awards granted after April 26, 2012 shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)  Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)  Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee. In connection with any Sale Event in which all of the consideration is cash, the parties to any such Sale Event may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the Sale Event will be converted (a “Converted Award”) into the right to receive the consideration payable to holders of Stock in the Sale Event (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of the Sale Event (such as indemnification obligations and purchase price adjustments) to the extent provided by the parties regarding the effect on Converted Awards of termination of employment following a Sale Event. Terms relating to vesting, if any, in connection with a Sale Event shall be as determined by the Board and as specified in the relevant Award Certificate.

(e)  Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)  Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)  Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)  Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)  Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)  With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)  Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.  STOCK APPRECIATION RIGHTS

(a)  Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)  Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)  Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)  Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)  Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)  Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)  Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

(e)  Dividends.  A grantee shall have the right to receive dividends declared on his shares of Restricted Stock; provided, however, if the vesting of a Restricted Stock Award is subject to the achievement of performance goals, any dividends paid by the Company with respect to the Restricted Stock Award prior to the attainment of such performance goals shall accrue and shall not be paid to the grantee until and only to the extent the performance goals are attained and the Restricted Stock Award is earned.

SECTION 8.  RESTRICTED STOCK UNITS

(a)  Nature of Restricted Stock Units.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)  Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)  Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine. Notwithstanding the foregoing, if the vesting of Restricted Stock Units is subject to attainment of performance goals, any Dividend Equivalent Rights accrued with respect to the Restricted Stock Units prior to the attainment of such performance goals shall not be paid to the grantee until and only to the extent the performance goals are attained and the Restricted Stock Units are earned.

(d)  Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.  PERFORMANCE SHARE AWARDS

(a)  Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)  Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)  Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)  Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b)  Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)  Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)  Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)  Dividend Equivalent Rights.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)  Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)  Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  Transferability of Awards

(a)  Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)  Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)  Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)  Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.  TAX WITHHOLDING

(a)  Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)  Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.  SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.  TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the

Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.  GENERAL PROVISIONS

(a)  No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)  Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)  Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)  Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)  Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)  Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.  EFFECTIVE DATE OF PLAN

The Plan originally became effective on August 6, 2010, the Effective Date. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board. The amended and restated Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s by-laws and articles of incorporation, and applicable stock exchange rules, provided that Stock Options with respect to the shares of Stock added to the amended and restated Plan may be granted prior to the date of stockholder approval provided that such grants are contingent upon receipt of stockholder approval.

SECTION 22.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:	March 12, 2010
DATE APPROVED BY STOCKHOLDERS:	July 16, 2010
DATE AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS:	April 26, 2012
DATE AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS:	_________, 2012

DIRECTIONS TO 2012 ANNUAL MEETING OF STOCKHOLDERS

Goodwin Procter LLP — Boston Office
Exchange Place
53 State Street
Boston, MA 02109
(617) 570-1000

Directions from Logan International Airport (BOS)
Head southeast. Keep left at the fork, follow signs for I90 W/I-93 S/Williams Tunnel/Mass Pike and merge onto I-90 W. Take exit 25 toward S Boston. Slight right onto 8 St. Turn left onto Seaport Blvd. Take the 3rd right onto Atlantic Ave. Turn left onto State St.

Directions from the North traveling South on Rte. 93
From Points North Via I-93 South: Follow I-93 South into Boston. Take Exit #24A — Government Center. Left at the first traffic light onto Surface Road. Follow Surface to the third set of light, and turn right onto State Street. 53 State Street/Exchange Place will be on the left.

Directions from the South traveling North on Rte. 93
From Points South Via I-93 North: Follow I-93 North and take Exit #23 — Government Center. Stay left off the exit following signs for Faneuil Hall. At the traffic light at the end at the off ramp, turn left onto Surface Road. Follow Surface Road to the fourth set of lights and turn right onto State Street. 53 State Street/ExchangePlace will be on the left.

Directions from the West traveling the Massachusetts Turnpike (Interstate 90)
From Points West Via I-90 East (Massachusetts Turnpike): Follow I-90 (Mass Pike) East top Exit #24B and merge onto I-93 North. Follow I-93 North and take Exit #23 — Government Center. Stay left of the exit following signs for Faneuil Hall. At the traffic light at the end of the off ramp, turn left onto Surface Road. Follow Surface Road to the fourth set of traffic lights and turn right onto State Street. 53 State Street/Exchange Place will be on the left.

Parking
75 State Street Garage
One Post Office Square Parking

0

INTRALINKS HOLDINGS, INC.

The undersigned hereby appoints RONALD W. HOVSEPIAN and SCOTT N. SEMEL, or each of them with full power of substitution, as the lawful attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of IntraLinks Holdings, Inc. to be held on Thursday, July 19, 2012 at 8:30 a.m. Eastern Standard Time at the office of Goodwin Procter LLP, Exchange Place, Boston, MA 02109, and any adjournment or postponements thereof, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the meeting.

The proxy conferred hereby will be voted in accordance with the voting instructions given on the reverse side. If no instructions are given, the proxy conferred hereby will be voted FOR Proposals Nos. 1, 2, 3 and 4; and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

INTRALINKS HOLDINGS, INC.

July 19, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.intralinks.com/proxy

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330303000000001000 6 071912

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3 AND "FOR" PROPOSAL NO. 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three (3) Class II Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Habib Kairouz
- ○ Robert C. McBride
- ○ Patrick J. Wack, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. A proposal to approve, by non-binding vote, the compensation of IntraLinks Holdings, Inc.'s named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐
3. A proposal to approve the Amended and Restated IntraLinks Holdings, Inc. 2010 Equity Incentive Plan.	☐	☐	☐
4. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as IntraLinks Holdings, Inc.'s registered public accounting firm for IntraLinks Holdings, Inc.'s 2012 fiscal year.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS
If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select **Receive Company Mailings via E-Mail** and provide your e-mail address.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

INTRALINKS HOLDINGS, INC.

July 19, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.intralinks.com/proxy

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330303000000001000 6 071912

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3 AND "FOR" PROPOSAL NO. 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three (3) Class II Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Habib Kairouz
- ○ Robert C. McBride
- ○ Patrick J. Wack, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. A proposal to approve, by non-binding vote, the compensation of IntraLinks Holdings, Inc.'s named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐
3. A proposal to approve the Amended and Restated IntraLinks Holdings, Inc. 2010 Equity Incentive Plan.	☐	☐	☐
4. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as IntraLinks Holdings, Inc.'s registered public accounting firm for IntraLinks Holdings, Inc.'s 2012 fiscal year.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select **Receive Company Mailings via E-Mail** and provide your e-mail address.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.